                                 Doc. No. 1.04
                                Aircraft N777UA

                  --------------------------------------------


                                TRUST AGREEMENT
                                  (1995 777 A)

                            Dated as of May 1, 1995

                                    between

                                [_____________],
                               Owner Participant


                                      and

                      STATE STREET BANK AND TRUST COMPANY,
                                 Owner Trustee


                 ---------------------------------------------


                             United Air Lines, Inc.
                           1995 777 A Equipment Trust
                          One Boeing 777-222 Aircraft

                 ---------------------------------------------

                               TABLE OF CONTENTS

                                                                    Page
                                   ARTICLE I

                         DEFINITIONS AND TERMS.....................   1

SECTION 1.01.  Certain Definitions.................................   1

                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                            DECLARATION OF TRUST...................   2

SECTION 2.01.  Authority to Execute Documents......................   2

SECTION 2.02.  Declaration of Trust................................   3

                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                       ISSUANCE OF LOAN CERTIFICATES...............   3

SECTION 3.01.  Purchase of Certain Rights in the Aircraft..........   3

SECTION 3.02.  Conditions Precedent................................   4

                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE............   4

SECTION 4.01.  Distribution of Payments............................   4
     (a)  Payments to the Indenture Trustee........................   4
     (b)  Payments to Owner Trustee; Other Parties.................   5
     (c)  Certain Distributions to the Owner Participant...........   5
     (d)  Excluded Payments........................................   5
     (e)  Multiple Owner Participants..............................   5

SECTION 4.02.  Method of Payments..................................   6

                                   ARTICLE V

                         DUTIES OF THE OWNER TRUSTEE...............   6

SECTION 5.01.  Notice of Event of Default..........................   6

SECTION 5.02.  Action Upon Instructions............................   7

SECTION 5.03.  Indemnification.....................................   7


SECTION 5.04.  No Duties Except as Specified in Trust
               Agreement or Instructions...........................    8

SECTION 5.05.  No Action Except Under Specified Documents or
               Instruction.........................................    8

                                  ARTICLE VI

                              THE OWNER TRUSTEE....................    8

SECTION 6.01.  Acceptance of Trusts and Duties.....................    8

SECTION 6.02.  Absence of Certain Duties...........................    9

SECTION 6.03.  No Representations or Warranties as to
               Certain Matters.....................................   10

SECTION 6.04.  No Segregation of Monies; Interest..................   10

SECTION 6.05.  Reliance Upon Certificates, Counsel and
               Agents..............................................   10

SECTION 6.06.  Not Acting in Individual Capacity...................   11

SECTION 6.07.  Fees and Compensation...............................   12

SECTION 6.08.  Tax Returns.........................................   12

                                  ARTICLE VII

                        INDEMNIFICATION OF STATE STREET
                             BY OWNER PARTICIPANT..................   13

SECTION 7.01.  Owner Participant to Indemnify State Street.........   13

                                  ARTICLE VIII

               TRANSFER OF THE OWNER PARTICIPANT'S INTEREST........   15

SECTION 8.01.  Transfer of Interest................................   15

SECTION 8.02.  Actions of the Owner Participants...................   15

                                   ARTICLE IX

                  SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES............   15

SECTION 9.01.  Resignation of Owner Trustee; Appointment of
               Successor...........................................   15
     (a)  Resignation or Removal...................................   15
     (b)  Execution and Delivery of Documents, etc.................   16
     (c)  Qualifications...........................................   16



     (d)  Merger, etc..............................................   17

SECTION 9.02.  Co-Trustees and Separate Trustees...................   17

                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                   TO TRUST AGREEMENT AND OTHER DOCUMENTS..........   19

SECTION 10.01. Supplements and Amendments and Delivery
               Thereof.............................................   19
     (a)  Supplements and Amendments...............................   19
     (b)  Delivery of Amendments and Supplements to Certain
          Parties..................................................   19

SECTION 10.02. Discretion as to Execution of Documents.............   19

SECTION 10.03. Distribution of Documents...........................   20

                                   ARTICLE XI

                                MISCELLANEOUS......................   20

SECTION 11.01. Termination of Trust Agreement......................   20

SECTION 11.02. Owner Participant Has No Legal Title in
               Trust Estate........................................   21

SECTION 11.03. Assignment, Sale, etc. of Aircraft..................   21

SECTION 11.04. Trust Agreement for Benefit of Certain
               Parties Only........................................   21

SECTION 11.05. Citizenship of the Owner Participant................   22

SECTION 11.06. Notices.............................................   22

SECTION 11.07. Severability........................................   22

SECTION 11.08. Waivers, etc........................................   22

SECTION 11.09. Counterparts........................................   23

SECTION 11.10. Binding Effect, etc.................................   23

SECTION 11.11. Headings; References................................   23

SECTION 11.12. Governing Law.......................................   23

SECTION 11.13. Performance by the Owner Participant................   23

                                    EXHIBITS

EXHIBIT A      Trust Agreement and Trust Indenture and Mortgage
               Supplement (1995 777 A)

                          TRUST AGREEMENT (1995 777 A)


          This TRUST AGREEMENT (1995 777 A) dated as of May 1, 1995 between [______], a Delaware corporation (the "Owner Participant"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (in its individual capacity, "State Street", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee").

                               W I T N E S E T H:


                                   ARTICLE I

                             DEFINITIONS AND TERMS

          SECTION 1.01.  Certain Definitions.  Unless the context shall
                         -------------------
otherwise require and except as contained in this Section 1.01, the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease (as hereinafter defined) for all purposes hereof. All definitions contained in this Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

     "Actual Knowledge" has the meaning ascribed to such term in the Trust Indenture.

     "Excluded Payments" has the meaning ascribed to such term in the Trust Indenture.

     "Indenture Event of Default" has the meaning ascribed to such term in the Trust Indenture.

     "Lease" means that certain Lease Agreement (1995 777 A), to be dated as of the date hereof, and to be entered into by the Owner Trustee and Lessee concurrently with the execution and delivery of this Trust Agreement, as said Lease Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Trust Agreement. The term "Lease" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

     "Lease Event of Default" has the meaning which the term "Event of Default" has in the Lease.

     "Owner Participant" shall mean and include (i) [______], a Delaware corporation, as the original Owner Participant, and (ii) the successors and assigns of [______].

     "Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, the Lease, any Lease Supplement, the Purchase Agreement and the Owner Trustee's Purchase Agreement, the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale, including, without limitation, all amounts of Basic Rent and Supplemental Rent including without limitation insurance proceeds (other than insurance proceeds payable to or for the benefit of the Owner Trustee, for its own account or in its individual capacity, the Owner Participant, the Certificate Holders or the Indenture Trustee) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to the Owner Participant, to the Indenture Trustee, to the Owner Trustee, in its individual capacity, or to a Certificate Holder, or to any of their respective directors, officers, employees, servants and agents, pursuant to Section 7 of the Participation Agreement). Notwithstanding the foregoing, "Trust Estate" shall not include any Excluded Payment.

     "Trust Indenture Estate" has the meaning ascribed to the term "Indenture Estate" in the Trust Indenture.

     "Trust Office" has the meaning ascribed to such term in the Trust
Indenture.

     "Trust Supplement" means a supplement to the Trust Agreement and Trust Indenture in substantially the form of Exhibit A to this Trust Agreement.


                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

          SECTION 2.01.  Authority to Execute Documents.  The Owner Participant
                         ------------------------------
hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will on or before the Delivery Date, execute and deliver the Operative Documents to which it is a party and any other agreements, instruments or documents to which the Owner Trustee is a party in the respective forms thereof which are delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery and, subject to the terms hereof, to exercise its rights (upon instructions received from the Owner Participant) and perform its duties under said Operative Documents in accordance with the terms thereof.

          SECTION 2.02.  Declaration of Trust.  The Owner Trustee hereby
                         --------------------
declares that it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participant, subject, however, to the provisions of and the Lien created by the Trust Indenture and to the provisions of the Lease and the Participation Agreement.


                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES

          SECTION 3.01.  Purchase of Certain Rights in the Aircraft.  The Owner
                         ------------------------------------------
Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will, on the Delivery Date, subject to due compliance with the terms of Section 3.02 hereof:

          (a) purchase the Aircraft pursuant to the Owner Trustee's Purchase Agreement;

          (b) accept from Lessee the delivery of the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale;

          (c) execute and deliver a Lease Supplement covering the Aircraft;

          (d) execute and deliver a Trust Supplement covering the Aircraft;

          (e) execute, issue and deliver the Loan Certificates in the amounts and otherwise as provided in Section 1 of the Participation Agreement;

          (f) execute and deliver the financing statements referred to in
     Section 4(a)(vi) of the Participation Agreement, together with all other agreements, documents and instruments referred to in Section 4 of the Participation Agreement to which the Owner Trustee is to be a party;

          (g) effect the registration of the Aircraft in the name of the Owner Trustee by filing or causing to be filed with the FAA: (i) the Owner Trustee's FAA Bill of Sale; (ii) an application for registration of the Aircraft in the name of the Owner Trustee (including without limitation an affidavit from the Owner Trustee in compliance with the provisions of 14 C.F.R. (S) 47.7(c)(2)(ii)); and (iii) this Trust Agreement; and

          (h) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Owner Participant, as the Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby.

          SECTION 3.02.  Conditions Precedent.  The rights and obligations of
                         --------------------
the Owner Trustee to take the actions required by Section 3.01 hereof with respect to the Aircraft shall be subject to the following conditions precedent:
(a) the Owner Participant shall have made the full amount of its Commitment set forth in Schedule II to the Participation Agreement available to the Owner Trustee, in immediately available funds, in accordance with Sections 1 and 2 of the Participation Agreement; and (b) the Owner Participant shall have notified the Owner Trustee that the terms and conditions of Section 4 of the Participation Agreement, insofar as they relate to conditions precedent to performance by the Owner Participant of its obligations thereunder, shall have been either fulfilled to the satisfaction of or waived by the Owner Participant. The Owner Participant shall, by instructing the Owner Trustee to release the funds then held by the Owner Trustee as provided in Section 2 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.


                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          SECTION 4.01.  Distribution of Payments.
                         ------------------------

          (a) Payments to the Indenture Trustee.  Until the Trust Indenture
              ---------------------------------
shall have been discharged pursuant to Section 10.01 thereof, all Basic Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Payments and other than payments received from the Indenture Trustee under the Trust Indenture) payable to the Owner Trustee shall be payable directly to the Indenture Trustee (and any of the same which are received by the Owner Trustee shall upon receipt be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind) for distribution in accordance with the provisions of Article 3 of the Trust Indenture; provided, however, that any payments received by the

Owner Trustee from (i) the Lessee with respect to the Owner Trustee's fees and disbursements, or (ii) the Owner Participant pursuant to Article VII hereof shall not be paid over to the Indenture Trustee but shall be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

          (b) Payments to Owner Trustee; Other Parties.  After the Trust
              ----------------------------------------
Indenture shall have been discharged pursuant to Section 10.01 thereof, any payment of the type referred to in Section 4.01(a) hereof (other than Excluded Payments) received by the Owner Trustee, any payments received from the Indenture Trustee other than as specified in Section 4.01(d) hereof and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse the Owner
- -----
Trustee for any expenses not otherwise reimbursed as to which the Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; second, so much of the remainder for which
                               ------
provision as to the application thereof is contained in the Lease or any of the other Operative Documents shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and third, the balance,
                                                             -----
if any, shall be paid to the Owner Participant.

          (c) Certain Distributions to the Owner Participant.  All amounts from
              ----------------------------------------------
time to time distributable by the Indenture Trustee to the Owner Participant pursuant to the Trust Indenture shall, if paid to the Owner Trustee, be distributed by the Owner Trustee to the Owner Participant in accordance with the provisions of Article 3 of the Trust Indenture.

          (d) Excluded Payments.  Any Excluded Payments received by the Owner
              -----------------
Trustee shall be paid by the Owner Trustee to the Person to whom such Excluded Payments are payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Lease.

          (e) Multiple Owner Participants.  If as a result of a transfer by an
              ---------------------------
Owner Participant under Section 8.01 of this Trust Agreement, there is more than one Owner Participant hereunder, each such Owner Participant shall hold in proportion to its respective beneficial interest in the Trust Estate, an undivided beneficial interest in the entire Trust Estate and is entitled to receive ratably with any other Owner Participant payments distributable by the Owner Trustee hereunder. No Owner Participant shall have legal title to the Aircraft or any other portion of the Trust Estate.

          SECTION 4.02.  Method of Payments.  The Owner Trustee shall make
                         ------------------
distributions or cause distributions to be made to the Owner Participant pursuant to this Article IV by transferring by wire transfer in immediately available funds on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by the Owner Trustee by 12:00 noon, New York City time), the amount to be distributed as provided in
Schedule I to the Participation Agreement or to such account or accounts of the Owner Participant as the Owner Participant may designate from time to time in writing to the Owner Trustee.


                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          SECTION 5.01.  Notice of Event of Default.  If the Owner Trustee shall
                         --------------------------
have knowledge of a Lease Event of Default or Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or an Indenture Event of Default), the Owner Trustee shall give to the Owner Participant and Lessee prompt telephonic or telecopier notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid, provided that (i) in the case of an event which with the passage of time would constitute an Indenture Event of Default referred to in paragraph (b) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event and (ii) in the case of a misrepresentation by the Owner Trustee which with the passage of time would constitute an Indenture Event of Default referred to in paragraph (d) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event. The notice shall set forth in reasonable detail the facts or circumstances known to it with respect to such Lease Event of Default or Indenture Event of Default. Subject to the terms of Section 5.03 hereof, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Trust Indenture, with respect to such Lease Event of Default, Indenture Event of Default or other event as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement, the Lease and the other Operative Documents, in the absence of Actual Knowledge by a responsible officer of the Trust Office of the Owner Trustee in his or her capacity as such, the Owner Trustee shall not be deemed to have knowledge of a Lease Event of Default, Indenture Event of Default or other event referred to in this Section 5.01 unless notified in writing by the Indenture Trustee, the Owner Participant or Lessee.

          SECTION 5.02.  Action Upon Instructions.  Subject to the terms of
                         ------------------------
Sections 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions, not inconsistent with the provisions of the Lease and the Trust Indenture, as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or take such other actions under any of the Operative Documents to which the Owner Trustee is a party or in respect of all or any part of the Trust Estate as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Documents to be satisfactory to the Owner Trustee, it being understood that without written instructions of the Owner Participant, the Owner Trustee shall not approve any such matter as satisfactory to it; and (iv) subject to the rights of Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, convey all of the Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or net lease the Aircraft to such lessee or lessees and on such terms as shall be designated in such instructions.

          SECTION 5.03.  Indemnification.  The Owner Trustee shall not be
                         ---------------
required to take any action under Section 5.01 (other than the giving of the notices referred to therein) or 5.02 hereof unless the Owner Trustee shall have been indemnified by the Owner Participant, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if the Owner Participant shall have directed the Owner Trustee to take any such action or refrain from taking any action, the Owner Participant agrees to furnish such indemnity as shall be required and, in addition to the extent not otherwise paid pursuant to the provisions of the Lease or of the Participation Agreement, to pay the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by the Owner Trustee in connection therewith. The Owner Trustee shall not be required to take any action under Section 5.01 or 5.02 hereof if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Documents to which the Owner Trustee is a party, or is otherwise contrary to law.

          SECTION 5.04.  No Duties Except as Specified in Trust Agreement or
                         ---------------------------------------------------
Instructions.  The Owner Trustee shall not have any duty or obligation to
- ------------
manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with any of the Operative Documents to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, or (to the extent not inconsistent with the provisions of the Trust Indenture) as expressly provided by the terms hereof or in a written instruction from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02 hereof, and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. State Street agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessor Liens attributable to it in its individual capacity which it is required to discharge pursuant to Section 8(g) of the Participation Agreement and otherwise comply with the terms of said Section binding upon it.

          SECTION 5.05.  No Action Except Under Specified Documents or
                         ---------------------------------------------
Instruction.  The Owner Trustee shall have no power, right or authority to, and
- -----------
the Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except
(i) as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02 hereof.


                                   ARTICLE VI

                               THE OWNER TRUSTEE

          SECTION 6.01.  Acceptance of Trusts and Duties.  State Street accepts
                         -------------------------------
the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. The Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. State Street shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence,
(b) its failure (in its
individual capacity) to perform its obligations under the last sentence of
Section 5.04 hereof and the first sentence of Section 5.01 hereof, (c) for its or the Owner Trustee's failure to use ordinary care to disburse funds, (d) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee in connection with any of the transactions contemplated by the Operative Documents and (e) for liabilities that may result from the inaccuracy of any representation or warranty of it (or from the failure by it to perform any covenant) in Section 6.03 hereof, in Section 4 of the Lease or in Sections 8(b), 8(c) and 8(p) of the Participation Agreement.

          SECTION 6.02.  Absence of Certain Duties.  Except in accordance with
                         -------------------------
written instructions furnished pursuant to Section 5.02 hereof and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04 hereof and the last sentence of Section 9.01(b) hereof, neither the Owner Trustee nor State Street shall have any duty (i) to see to any recording or filing of any Operative Document or of any supplement to any thereof or to see to the maintenance of any such recording or filing or any other filing of reports with the Federal Aviation Administration or other governmental agencies, except that State Street in its individual capacity agrees to comply with the Federal Aviation Administration reporting requirements set forth in 14 CFR
(S)47.45 and 14 CFR (S)47.51, and the Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish the Owner Participant with a copy of) any and all reports relating to the Aircraft which may from time to time be required by the Federal Aviation Administration or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to the Owner Participant copies of all reports and other written information which the Owner Trustee receives from Lessee pursuant to Section 11(c) of the Lease,
(iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Indenture Estate or the Trust Estate, except as provided in Section 8(g) of the Participation Agreement, or (iv) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease. Notwithstanding the foregoing, the Owner Trustee will furnish to the Indenture Trustee and the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease or any other

Operative Document to the extent that any of the same shall not state on its face or otherwise that it has been so distributed.

          SECTION 6.03.  No Representations or Warranties as to Certain Matters.
                         ------------------------------------------------------
NEITHER THE OWNER TRUSTEE NOR STATE STREET MAKES OR SHALL BE DEEMED TO HAVE MADE
(a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF WHATSOEVER, except that State Street in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it by Lessee and that the Aircraft shall during the Term of the Lease be free of Lessor Liens attributable to State Street in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Document to which the Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein by such party as a representation by State Street in its individual capacity or by the Owner Trustee, as the case may be, and except that State Street in its individual capacity hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Owner Participant of this Trust Agreement) the Operative Documents to which it or the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or the Owner Trustee, as the case may be, and that the Trust Agreement constitutes the legal, valid and binding obligation of State Street or the Owner Trustee, as the case may be, enforceable against State Street or the Owner Trustee, as the case may be, in accordance with its terms.

          SECTION 6.04.  No Segregation of Monies; Interest.  Monies received by
                         ----------------------------------
the Owner Trustee hereunder need not be segregated in any manner except to the extent provided by law and the Owner Trustee, except as provided in Section 22 of the Lease, shall not be liable for any interest thereon.

          SECTION 6.05.  Reliance Upon Certificates, Counsel and Agents.  The
                         ----------------------------------------------
Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and reasonably believed by it in good faith to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant or Lessee mentioned herein or in any of the Operative Documents to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative and in the name of any such Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within the scope of such person's competence, of any such counsel, accountants or other skilled persons and the Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

          SECTION 6.06.  Not Acting in Individual Capacity.  In acting
                         ---------------------------------
hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, the Lease, the Participation Agreement and the Trust Indenture, all persons, other than the Owner Participant, as provided herein, having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except to the extent the Owner Trustee shall expressly agree otherwise in writing.

          SECTION 6.07.  Fees and Compensation.  The Owner Trustee shall be
                         ---------------------
entitled to receive compensation, reasonable as regards its responsibilities hereunder, together with reimbursement within three (3) months of its request for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled persons and of all other persons not regularly in its employ). If a Lease Event of Default or Indenture Event of Default shall occur and be continuing or if the Lease or the Trust Indenture is declared to be in default, the Owner Trustee shall be entitled to receive compensation, reasonable as regards its additional responsibilities hereunder, and payment or reimbursement for its expenses as provided above. Pursuant to Section 7(c) of the Participation Agreement and subject to Section 16 thereof, Lessee shall be required to pay the reasonable fees and expenses of the Owner Trustee comprising the compensation and reimbursement of expenses to which the Owner Trustee is entitled under this Section 6.07. Except as otherwise expressly provided in this Trust Agreement and the other Operative Documents, neither the Owner Participant nor the Trust Estate shall have any liability for any such fees and expenses; provided, however, the Owner Participant shall be liable for such additional compensation of the Owner Trustee if the same is attributable to an Indenture Event of Default which is caused solely by the actions or inactions of the Owner Participant; and further provided that the Owner Trustee shall have a Lien upon the Trust Estate for any such fee not paid by Lessee as contemplated by Section 7 of the Participation Agreement and such Lien shall entitle the Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement but shall at all times be subordinated to the Lien of the Trust Indenture.

          SECTION 6.08.  Tax Returns.  The Owner Trustee shall be responsible
                         -----------
for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any other agreement contemplated hereby. The Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participant. The Owner Trustee shall be responsible for causing to be prepared, at the request of the Owner Participant, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns. The Owner Trustee and the Owner Participant, upon request, will furnish each other with all such information as may be reasonably required in connection with the preparation of such income tax returns. The Owner Trustee will give to the Owner Participant, upon request, such periodic information concerning receipts and disbursements by it with respect to the Trust Estate as would be helpful to the Owner Participant in preparing its tax returns.


                                  ARTICLE VII

                        INDEMNIFICATION OF STATE STREET
                              BY OWNER PARTICIPANT

          SECTION 7.01.  Owner Participant to Indemnify State Street.  The Owner
                         -------------------------------------------
Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless State Street in its individual capacity and its successors, assigns, legal representatives, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by State Street in its individual capacity on or measured by any compensation received by State Street in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, and including without limitation any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against State Street in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other person, but only to the extent not otherwise paid or reimbursed by such other person) in any way relating to or arising out of this Trust Agreement or any of the Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee or State Street in its individual capacity hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee or State Street in its individual capacity in the performance or nonperformance of its duties hereunder or under any of the other Operative Documents to which the Owner Trustee is a party or
(b) those claims resulting from the inaccuracy of any representation or warranty of State Street in its individual capacity (or from the failure of State Street in its individual capacity to perform any of its covenants) in Section 6.03 hereof, in Section 4 of the Lease, in Section 8(b), 8(c) or 8(p) of the

Participation Agreement or elsewhere in any of the other Operative Documents or
(c) as may result from a breach by State Street in its individual capacity of its covenant in the last sentence of Section 5.04 hereof or (d) in the case of the failure to use ordinary care on the part of the Owner Trustee or State Street in its individual capacity in the disbursement of funds or (e) those claims arising under any circumstances or upon any terms where Lessee would not have been required to indemnify the Owner Trustee in its individual capacity pursuant to Section 7(b) or 7(c) of the Participation Agreement (disregarding, for this purpose, Sections 7(b)(ii)(2) (to the extent that such disposition referred to therein results from the Owner Trustee acting in accordance with written instructions of the Owner Participant), 7(b)(ii)(4)(i) (to the extent that it results from the willful misconduct or gross negligence of the Owner Participant to the extent imposed on the Owner Trustee), 7(b)(ii)(7), 7(c)(2) (to the extent that such failure referred to therein results from the Owner Trustee's acting in accordance with written instructions of the Owner Participant), 7(c)(4) (to the extent that such disposition referred to therein results from the Owner Trustee's acting in accordance with written instructions of the Owner Participant), 7(c)(6), 7(c)(8) and 7(c)(10) of the Participation Agreement and disregarding, for this purpose, those claims arising or resulting from any action taken by or inaction of the Owner Trustee in accordance with written instructions of the Owner Participant); provided, however, that the exception set forth in clause (a) of this Section 7.01 shall not apply to any action taken or omission made by the Owner Trustee pursuant to and in accordance with written directions given to the Owner Trustee by the Owner Participant.
The indemnities contained in this Section 7.01 extend to State Street only in its individual capacity and shall not be construed as indemnities of the Trust Indenture Estate or the Trust Estate (except to the extent, if any, that State Street in its individual capacity has been reimbursed by the Trust Indenture Estate or the Trust Estate for amounts covered by the indemnities contained in this Section 7.01). The indemnities contained in this Section 7.01 shall survive the termination of this Trust Agreement. In addition, if necessary, State Street in its individual capacity shall be entitled to indemnification from the Trust Estate, subject to the Lien of the Trust Indenture, for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee, the Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement; and, to secure the same, State Street in its individual capacity shall have a lien on the Trust Estate, subject to the lien of the Trust Indenture, which shall be prior to any interest therein of the Owner Participant. The payor of any indemnity under this Article

VII shall be subrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid.


                                  ARTICLE VIII

                  TRANSFER OF THE OWNER PARTICIPANT'S INTEREST

          SECTION 8.01.  Transfer of Interest.  All provisions of Section 8(l)
                         --------------------
of the Participation Agreement shall (with the same force and effect as if set forth in full in this Section 8.01) be applicable to any assignment, conveyance or other transfer by the Owner Participant of any of its right, title or interest in and to the Participation Agreement, the Trust Estate or this Trust Agreement. If there is more than one Owner Participant, no assignment, conveyance or other transfer by an Owner Participant of any of its right, title or interest in and to this Trust Agreement or the Trust Estate shall be valid unless each other Owner Participant's prior written consent (which consent may be withheld in the sole discretion of such other Owner Participants) is given to such assignment, conveyance or other transfer.

          SECTION 8.02.  Actions of the Owner Participants.  If at any time
                         ---------------------------------
prior to the termination of this Trust Agreement there is more than one Owner Participant, then during such time, if any action is required to be taken by all Owner Participants and whenever any direction, authorization, approval, consent, instruction, or other action is permitted to be given or taken by the Owner Participant it shall be given or taken only upon unanimous agreement of all Owner Participants provided, however, that the termination of this Trust Agreement pursuant to Section 11.01 hereof may be effected upon the election of any Owner Participant.


                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          SECTION 9.01.  Resignation of Owner Trustee; Appointment of Successor.
                         ------------------------------------------------------

          (a) Resignation or Removal.  The Owner Trustee or any successor Owner
              ----------------------
Trustee (i) shall resign if required to do so pursuant to Section 8(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days' prior written notice to the Owner Participant, the Indenture Trustee and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In addition, the Owner Participant may at any time remove the Owner Trustee without cause by a notice in writing delivered to the Owner Trustee, the Certificate Holders, the Indenture Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In the case of the removal or resignation of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument signed by the Owner Participant, such successor to be approved by Lessee unless an Event of Default shall have occurred and be continuing (which approval shall not be unreasonably withheld). If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee, the Owner Participant, Lessee or the Indenture Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided.

          (b) Execution and Delivery of Documents, etc.  Any successor Owner
              ----------------------------------------
Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the Federal Aviation Administration, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c)  Qualifications.  Any successor Owner Trustee, however appointed,
               --------------
shall be a Citizen of the United States and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $50,000,000 (or the obligations and liabilities of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by an affiliate company having a combined capital and surplus of at least $50,000,000), if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms. Subject to Section 14 of the Participation Agreement, no such successor trustee shall (i) be located in a jurisdiction which creates adverse consequences for the Lessee (unless such circumstances would be created by substantially all jurisdictions where major banking or trust institutions are located) or (ii) charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services (unless the Owner Participant agrees that it and not the Lessee shall be liable for such excess).

          (d)  Merger, etc.  Any corporation into which State Street may be
               ------------
merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which State Street shall be a party, or any corporation to which substantially all the corporate trust business of State Street may be transferred, shall, subject to the terms of Section 9.01(c) hereof, be the Owner Trustee hereunder without further act.

          SECTION 9.02.  Co-Trustees and Separate Trustees.  If at any time it
                         ---------------------------------
shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or make any claim or bring any suit with respect to the Trust Estate or the Lease, or in the event that the Owner Trustee shall have been requested to do so by the Owner Participant or the Owner Trustee being advised by counsel shall determine that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall be a Citizen of the United States) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee, jointly with the Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, or in case a Lease Event of Default or Indenture Event of Default shall occur and be continuing, the Owner Trustee may act under the foregoing provisions of this Section 9.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this
Section 9.02 in either of such contingencies.

          Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

          (A) All powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the Owner Trustee;

          (B) Any other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

          (C) No power given to, or which it is provided hereby may be exercised by, any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

          (D) No trustee hereunder shall be personally liable by reason of any action or omission of any other trustee hereunder;

          (E) The Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact for it in such connection in such contingency; and

          (F) No appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of, the Trust Indenture or affect the interests of the Indenture Trustee or the Certificate Holders in the Trust Indenture Estate.


                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

          SECTION 10.01.  Supplements and Amendments and Delivery Thereof.
                          -----------------------------------------------

          (a) Supplements and Amendments.  This Trust Agreement may not be
              --------------------------
amended, supplemented or otherwise modified except by an instrument in writing signed by the Owner Trustee and the Owner Participant. Subject to Section 10.02 hereof and Section 10(B) of the Participation Agreement, the Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Documents to which the Owner Trustee is a party which it is requested to execute by the Owner Participant except that the Owner Trustee shall not execute any such amendment, supplement or other modification which, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained.

          (b) Delivery of Amendments and Supplements to Certain Parties.  A
              ---------------------------------------------------------
signed copy of each amendment or supplement referred to in Section 10.01(a) hereof shall be delivered promptly by the Owner Trustee to Lessee.

          SECTION 10.02.  Discretion as to Execution of Documents.  Prior to
                          ---------------------------------------
executing any document required to be executed by it pursuant to the terms of
Section 10.01 hereof, the Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the opinion of the Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document.

          SECTION 10.03.  Distribution of Documents.  Promptly after the
                          -------------------------
execution by the Owner Trustee of any document entered into pursuant to Section
10.01 hereof, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.


                                   ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01.  Termination of Trust Agreement.  (a) This Trust
                          ------------------------------
     Agreement and the Trusts created hereby shall be of no further force or effect upon the earliest of (i) both the final discharge of the Trust Indenture pursuant to Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate, (ii) in accordance with
     Article IV hereof, provided that at such time Lessee and the Owner Participant shall have fully complied with all of the terms of the Lease and the Participation Agreement and (iii) twenty-one years less one day after the death of the last survivor of all of the decedents of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the Trust created hereby shall be or become authorized under applicable law to be valid for a period commencing on the twenty-first anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the Trust created hereby for a period in gross exceeding the period for which this Trust Agreement and the Trust created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the Trust created hereby shall not terminate under this subsection (a) but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable law, until the day proceeding such date as the same shall, under applicable law, cease to be valid. In furtherance of the foregoing, this Trust Agreement and the Trusts created hereby shall not be revoked, modified or terminated except in accordance with the terms hereof and of the Participation Agreement or with the prior written consent of the Indenture Trustee. Upon such termination, all monies or other property or proceeds constituting part of the Trust Estate shall be distributed in accordance with the terms of the Trust Agreement.

          (b) The bankruptcy, death or incapacity of the Owner Participant will not terminate this Trust Agreement, nor entitle such person's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise effect the rights, obligations and liabilities of the parties hereto. No creditor of the Owner Participant shall obtain legal title to or exercise legal or equitable remedies with respect to the Trust Estate as a result of the Owner Participant's status. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to its beneficial interest in the Trust Estate shall operate to terminate this Trust Agreement or the Trusts created hereby.

          SECTION 11.02.  Owner Participant Has No Legal Title in Trust Estate.
                          ----------------------------------------------------
The Owner Participant shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          SECTION 11.03.  Assignment, Sale, etc. of Aircraft.  Any assignment,
                          ----------------------------------
sale, transfer or other conveyance of the Aircraft by the Owner Trustee made in accordance with the express terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          SECTION 11.04.  Trust Agreement for Benefit of Certain Parties Only.
                          ---------------------------------------------------
Except for the terms of Section 8(l) of the Participation Agreement incorporated in Article VIII hereof and except as otherwise provided in Article IX and Sections 5.01, 6.07, 10.01 and 11.01 hereof, nothing herein, whether expressed or implied, shall be construed to give any person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participant.

          SECTION 11.05.  Citizenship of the Owner Participant.  If at any time
                          ------------------------------------
there shall be more than one Owner Participant, then any Owner Participant who shall cease to be a Citizen of the United States shall have no voting or similar rights hereunder and shall have no right to direct, influence or limit the exercise of, or to prevent the direction or influence of, or place any limitation on the exercise of, the Owner Trustee's authority or to remove the Owner Trustee.

          SECTION 11.06.  Notices.  All notices, demands, instructions and other
                          -------
communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or, if sent by registered or certified mail, three Business Days after being deposited in the mails addressed to the intended recipient thereof in accordance with the provisions of this Section
11.06. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to Lessee, the Owner Trustee, the Indenture Trustee or the Owner Participant, to the respective addresses set forth on Schedule I to the Participation Agreement or (B) if to any Certificate Holder, addressed to such Certificate Holder at its address as set forth in the Loan Certificate register maintained pursuant to the Trust Indenture.

          SECTION 11.07.  Severability.  Subject to Section 11.12 hereof, any
                          ------------
provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.08.  Waivers, etc.  No term or provision hereof may be
                          -------------
changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

          SECTION 11.09.  Counterparts.  This Trust Agreement may be executed by
                          ------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10.  Binding Effect, etc.  All covenants and agreements
                          --------------------
contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participant, its successors and, to the extent permitted by Article VIII hereof, its assigns.
Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns.

          SECTION 11.11.  Headings; References.  The headings of the various
                          --------------------
Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.12.  Governing Law.  This Trust Agreement shall in all
                          -------------
respects be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, including all matters of construction, validity and performance.

          SECTION 11.13.  Performance by the Owner Participant.  Any obligation
                          ------------------------------------
of the Owner Trustee in its individual capacity or as Owner Trustee hereunder or under any other Operative Document or other document contemplated herein, may be performed by the Owner Participant and any such performance shall not be construed as a revocation of the trust created hereby.



                                 *     *     *

  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              __________________________________
                              By:_______________________________
                              Title:____________________________


                              STATE STREET BANK AND TRUST COMPANY


                              By:_______________________________
                              Title:____________________________

                                   EXHIBIT A
                                   ---------

                TRUST AGREEMENT AND TRUST INDENTURE AND MORTGAGE
                            SUPPLEMENT (1995 777 A)


          This TRUST AGREEMENT AND TRUST INDENTURE AND MORTGAGE SUPPLEMENT (1995 777 A), dated May __, 1995 (herein called the "Trust Supplement") of STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee"), under the Trust Agreement (1995 777 A), dated as of May 1, 1995 (herein called the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.

                                  WITNESSETH:

          WHEREAS, the Trust Agreement provides for the execution and delivery of one or more supplements thereto substantially in the form hereof, which shall particularly describe the Aircraft (such term and other terms defined in the Trust Indenture referred to below used herein as therein defined) included in the property covered by the Trust Agreement;

          WHEREAS, the Trust Indenture and Mortgage (1995 777 A), dated as of May 1, 1995 (herein called the "Trust Indenture"), between the Owner Trustee and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, as Indenture Trustee (herein called the "Indenture Trustee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

          WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document;

          NOW, THEREFORE, this Trust Supplement witnesseth, that, the Owner Trustee hereby confirms that the Lien of the Trust Indenture over the Trust Indenture Estate includes the following described property:

                                    AIRFRAME

                      One Airframe Identified as follows:

                                FAA
                            Registration   Manufacturer's
Manufacturer         Model     Number      Serial Number
- ------------         -----  ------------   --------------

The Boeing Company  777-222     N777UA        26916

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

                                AIRCRAFT ENGINES

          Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, whether or not such engines shall be installed in or attached to the Airframe or any other airframe, identified as follows:

                           Manufacturer's
  Manufacturer     Model   Serial Number
- -----------------  ------  -------------

Pratt & Whitney    PW4084  _______
Pratt & Whitney    PW4084  _______

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

          As further security for the obligations referred to above and secured by the Trust Indenture and hereby, the Owner Trustee hereby confirms that the Lien of the Trust Indenture over the Trust Indenture Estate includes the Lease Supplement of even date herewith covering the property described above.

          Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the equal and proportionate benefit and security of the holders from time to time of the Loan Certificates outstanding, without any preference, distinction or priority of any one Loan Certificate over any other by reason of series, priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

          This Trust Supplement shall be construed as supplemental to the Trust Indenture and to the Trust Agreement and shall form a part of each, and the Trust Agreement and the Trust Indenture are each hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.



                                 *     *     *

   IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                              STATE STREET BANK AND TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee,


                              By:__________________________________
                                    Title:_________________________

                                 Doc. No. 1.04
                                Aircraft N766UA

                 --------------------------------------------


                                TRUST AGREEMENT
                                 (1995 777 B)

                            Dated as of May 1, 1995

                                    between

                               [_____________],
                               Owner Participant


                                      and


                     STATE STREET BANK AND TRUST COMPANY,
                                 Owner Trustee


                 ---------------------------------------------


                            United Air Lines, Inc.
                          1995 777 B Equipment Trust
                          One Boeing 777-222 Aircraft

                 ---------------------------------------------

                               TABLE OF CONTENTS


                                                                     Page

                                   ARTICLE I

                         DEFINITIONS AND TERMS......................   1

SECTION 1.01.  Certain Definitions..................................   1

                                  ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                         DECLARATION OF TRUST.......................   2

SECTION 2.01.  Authority to Execute Documents.......................   2

SECTION 2.02.  Declaration of Trust.................................   3

                                  ARTICLE III

               PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES                 3

SECTION 3.01.  Purchase of Certain Rights in the Aircraft...........   3

SECTION 3.02.  Conditions Precedent.................................   4

                                  ARTICLE IV

               RECEIPT, DISTRIBUTION AND APPLICATION
                         OF INCOME FROM THE TRUST ESTATE............   4

SECTION 4.01.  Distribution of Payments.............................   4
     (a)       Payments to the Indenture Trustee....................   4
     (b)       Payments to Owner Trustee; Other Parties.............   5
     (c)       Certain Distributions to the Owner Participant.......   5
     (d)       Excluded Payments....................................   5
     (e)       Multiple Owner Participants..........................   5

SECTION 4.02.  Method of Payments...................................   6

                                   ARTICLE V

               DUTIES OF THE OWNER TRUSTEE..........................   6

SECTION 5.01.  Notice of Event of Default...........................   6

SECTION 5.02.  Action Upon Instructions.............................   7

SECTION 5.03.  Indemnification......................................   7

SECTION 5.04.  No Duties Except as Specified in Trust
               Agreement or Instructions............................   8

SECTION 5.05.  No Action Except Under Specified Documents or
               Instruction..........................................   8

                                  ARTICLE VI

                               THE OWNER TRUSTEE....................   8

SECTION 6.01.  Acceptance of Trusts and Duties......................   8

SECTION 6.02.  Absence of Certain Duties............................   9

SECTION 6.03.  No Representations or Warranties as to
               Certain Matters......................................  10

SECTION 6.04.  No Segregation of Monies; Interest...................  10

SECTION 6.05.  Reliance Upon Certificates, Counsel and
               Agents...............................................  10

SECTION 6.06.  Not Acting in Individual Capacity....................  11

SECTION 6.07.  Fees and Compensation................................  12

SECTION 6.08.  Tax Returns..........................................  12

                                  ARTICLE VII

                        INDEMNIFICATION OF STATE STREET
                             BY OWNER PARTICIPANT...................  13

SECTION 7.01.  Owner Participant to Indemnify State Street..........  13

                                 ARTICLE VIII

                 TRANSFER OF THE OWNER PARTICIPANT'S INTEREST.......  15

SECTION 8.01.  Transfer of Interest.................................  15

SECTION 8.02.  Actions of the Owner Participants....................  15

                                  ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES..........  15

SECTION 9.01.  Resignation of Owner Trustee; Appointment of
               Successor............................................  15
    (a)        Resignation or Removal...............................  15
    (b)        Execution and Delivery of Documents, etc.............  16
    (c)        Qualifications.......................................  16

     (d)        Merger, etc.........................................  17

SECTION 9.02.   Co-Trustees and Separate Trustees...................  17

                                   ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS
                    TO TRUST AGREEMENT AND OTHER DOCUMENTS..........  19

SECTION 10.01.  Supplements and Amendments and Delivery
                Thereof.............................................  19
     (a)        Supplements and Amendments..........................  19
     (b)        Delivery of Amendments and Supplements to Certain
                Parties.............................................  19

SECTION 10.02.  Discretion as to Execution of Documents.............  19

SECTION 10.03.  Distribution of Documents...........................  20

                                  ARTICLE XI

                                 MISCELLANEOUS......................  20

SECTION 11.01.  Termination of Trust Agreement......................  20

SECTION 11.02.  Owner Participant Has No Legal Title in
                Trust Estate........................................  21

SECTION 11.03.  Assignment, Sale, etc. of Aircraft..................  21

SECTION 11.04.  Trust Agreement for Benefit of Certain
                Parties Only........................................  21

SECTION 11.05.  Citizenship of the Owner Participant................  22

SECTION 11.06.  Notices.............................................  22

SECTION 11.07.  Severability........................................  22

SECTION 11.08.  Waivers, etc........................................  22

SECTION 11.09.  Counterparts........................................  23

SECTION 11.10.  Binding Effect, etc. ...............................  23

SECTION 11.11.  Headings; References................................  23

SECTION 11.12.  Governing Law.......................................  23

SECTION 11.13.  Performance by the Owner Participant................  23

                                    EXHIBITS

EXHIBIT A      Trust Agreement and Trust Indenture and Mortgage
               Supplement (1995 777 B)

                         TRUST AGREEMENT (1995 777 B)


          This TRUST AGREEMENT (1995 777 B) dated as of May 1, 1995 between [____________], a Delaware corporation (the "Owner Participant"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (in its individual capacity, "State Street", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee").

                               W I T N E S E T H:


                                   ARTICLE I

                             DEFINITIONS AND TERMS

          SECTION 1.01. Certain Definitions. Unless the context shall otherwise require and except as contained in this Section 1.01, the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease (as hereinafter defined) for all purposes hereof. All definitions contained in this Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

     "Actual Knowledge" has the meaning ascribed to such term in the Trust Indenture.

     "Excluded Payments" has the meaning ascribed to such term in the Trust Indenture.

     "Indenture Event of Default" has the meaning ascribed to such term in the Trust Indenture.

     "Lease" means that certain Lease Agreement (1995 777 B), to be dated as of the date hereof, and to be entered into by the Owner Trustee and Lessee concurrently with the execution and delivery of this Trust Agreement, as said Lease Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Trust Agreement. The term "Lease" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

     "Lease Event of Default" has the meaning which the term "Event of Default" has in the Lease.

     "Owner Participant" shall mean and include (i) [___________], a Delaware corporation, as the original Owner

                                                  [Trust Agreement (1995 777 B)]



Participant, and (ii) the successors and assigns of [___________].

     "Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, the Lease, any Lease Supplement, the Purchase Agreement and the Owner Trustee's Purchase Agreement, the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale, including, without limitation, all amounts of Basic Rent and Supplemental Rent including without limitation insurance proceeds (other than insurance proceeds payable to or for the benefit of the Owner Trustee, for its own account or in its individual capacity, the Owner Participant, the Certificate Holders or the Indenture Trustee) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to the Owner Participant, to the Indenture Trustee, to the Owner Trustee, in its individual capacity, or to a Certificate Holder, or to any of their respective directors, officers, employees, servants and agents, pursuant to Section 7 of the Participation Agreement). Notwithstanding the foregoing, "Trust Estate" shall not include any Excluded Payment.

     "Trust Indenture Estate" has the meaning ascribed to the term "Indenture Estate" in the Trust Indenture.

     "Trust Office" has the meaning ascribed to such term in the Trust
Indenture.

     "Trust Supplement" means a supplement to the Trust Agreement and Trust Indenture in substantially the form of Exhibit A to this Trust Agreement.


                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

          SECTION 2.01. Authority to Execute Documents. The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will on or before the Delivery Date, execute and deliver the Operative Documents to which it is a party and any other agreements, instruments or documents to which the Owner Trustee is a party in the respective forms thereof which are delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery and, subject to the terms hereof, to exercise its rights (upon instructions received from the Owner Participant) and perform its duties under said Operative Documents in accordance with the terms thereof.

                                                  [Trust Agreement (1995 777 B)]


          SECTION 2.02. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participant, subject, however, to the provisions of and the Lien created by the Trust Indenture and to the provisions of the Lease and the Participation Agreement.


                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES

          SECTION 3.01. Purchase of Certain Rights in the Aircraft. The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will, on the Delivery Date, subject to due compliance with the terms of Section 3.02 hereof:

          (a) purchase the Aircraft pursuant to the Owner Trustee's Purchase Agreement;

          (b) accept from Lessee the delivery of the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale;

          (c) execute and deliver a Lease Supplement covering the Aircraft;

          (d) execute and deliver a Trust Supplement covering the Aircraft;

          (e) execute, issue and deliver the Loan Certificates in the amounts and otherwise as provided in Section 1 of the Participation Agreement;

          (f) execute and deliver the financing statements referred to in
     Section 4(a)(vi) of the Participation Agreement, together with all other agreements, documents and instruments referred to in Section 4 of the Participation Agreement to which the Owner Trustee is to be a party;

          (g) effect the registration of the Aircraft in the name of the Owner Trustee by filing or causing to be filed with the FAA: (i) the Owner Trustee's FAA Bill of Sale; (ii) an application for registration of the Aircraft in the name of the Owner Trustee (including without limitation an affidavit from the Owner Trustee in compliance with the

                                                  [Trust Agreement (1995 777 B)]


     provisions of 14 C.F.R. (S) 47.7(c)(2)(ii)); and (iii) this Trust Agreement; and

          (h) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Owner Participant, as the Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby.

          SECTION 3.02. Conditions Precedent. The rights and obligations of the Owner Trustee to take the actions required by Section 3.01 hereof with respect to the Aircraft shall be subject to the following conditions precedent:
(a) the Owner Participant shall have made the full amount of its Commitment set forth in Schedule II to the Participation Agreement available to the Owner Trustee, in immediately available funds, in accordance with Sections 1 and 2 of the Participation Agreement; and (b) the Owner Participant shall have notified the Owner Trustee that the terms and conditions of Section 4 of the Participation Agreement, insofar as they relate to conditions precedent to performance by the Owner Participant of its obligations thereunder, shall have been either fulfilled to the satisfaction of or waived by the Owner Participant. The Owner Participant shall, by instructing the Owner Trustee to release the funds then held by the Owner Trustee as provided in Section 2 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.


                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          SECTION 4.01.  Distribution of Payments.
                         ------------------------

          (a) Payments to the Indenture Trustee. Until the Trust Indenture shall have been discharged pursuant to Section 10.01 thereof, all Basic Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Payments and other than payments received from the Indenture Trustee under the Trust Indenture) payable to the Owner Trustee shall be payable directly to the Indenture Trustee (and any of the same which are received by the Owner Trustee shall upon receipt be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind) for distribution in accordance with the provisions of Article 3 of the Trust Indenture; provided, however, that any payments received by the Owner Trustee from (i) the Lessee with respect to the Owner Trustee's fees and disbursements, or (ii) the Owner Participant

                                                  [Trust Agreement (1995 777 B)]

pursuant to Article VII hereof shall not be paid over to the Indenture Trustee but shall be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

          (b) Payments to Owner Trustee; Other Parties. After the Trust Indenture shall have been discharged pursuant to Section 10.01 thereof, any payment of the type referred to in Section 4.01(a) hereof (other than Excluded Payments) received by the Owner Trustee, any payments received from the Indenture Trustee other than as specified in Section 4.01(d) hereof and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse the Owner Trustee for any expenses not otherwise reimbursed as to which the Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; second, so much of the remainder for which provision as to the application thereof is contained in the Lease or any of the other Operative Documents shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and third, the balance, if any, shall be paid to the Owner Participant.

          (c) Certain Distributions to the Owner Participant. All amounts from time to time distributable by the Indenture Trustee to the Owner Participant pursuant to the Trust Indenture shall, if paid to the Owner Trustee, be distributed by the Owner Trustee to the Owner Participant in accordance with the provisions of Article 3 of the Trust Indenture.

          (d) Excluded Payments. Any Excluded Payments received by the Owner Trustee shall be paid by the Owner Trustee to the Person to whom such Excluded Payments are payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Lease.

          (e) Multiple Owner Participants. If as a result of a transfer by an Owner Participant under Section 8.01 of this Trust Agreement, there is more than one Owner Participant hereunder, each such Owner Participant shall hold in proportion to its respective beneficial interest in the Trust Estate, an undivided beneficial interest in the entire Trust Estate and is entitled to receive ratably with any other Owner Participant payments distributable by the Owner Trustee hereunder. No Owner Participant shall have legal title to the Aircraft or any other portion of the Trust Estate.

                                                  [Trust Agreement (1995 777 B)]

          SECTION 4.02. Method of Payments. The Owner Trustee shall make distributions or cause distributions to be made to the Owner Participant pursuant to this Article IV by transferring by wire transfer in immediately available funds on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by the Owner Trustee by 12:00 noon, New York City time), the amount to be distributed as provided in
Schedule I to the Participation Agreement or to such account or accounts of the Owner Participant as the Owner Participant may designate from time to time in writing to the Owner Trustee.


                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          SECTION 5.01. Notice of Event of Default. If the Owner Trustee shall have knowledge of a Lease Event of Default or Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or an Indenture Event of Default), the Owner Trustee shall give to the Owner Participant and Lessee prompt telephonic or telecopier notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid, provided that (i) in the case of an event which with the passage of time would constitute an Indenture Event of Default referred to in paragraph (b) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event and (ii) in the case of a misrepresentation by the Owner Trustee which with the passage of time would constitute an Indenture Event of Default referred to in paragraph (d) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event. The notice shall set forth in reasonable detail the facts or circumstances known to it with respect to such Lease Event of Default or Indenture Event of Default. Subject to the terms of Section 5.03 hereof, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Trust Indenture, with respect to such Lease Event of Default, Indenture Event of Default or other event as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement, the Lease and the other Operative Documents, in the absence of Actual Knowledge by a responsible officer of the Trust Office of the Owner Trustee in his or her capacity as such, the Owner Trustee shall not be deemed to have knowledge of a Lease Event of Default, Indenture Event of Default or other event referred to in

                                                  [Trust Agreement (1995 777 B)]

this Section 5.01 unless notified in writing by the Indenture Trustee, the Owner Participant or Lessee.

          SECTION 5.02. Action Upon Instructions. Subject to the terms of Sections 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions, not inconsistent with the provisions of the Lease and the Trust Indenture, as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or take such other actions under any of the Operative Documents to which the Owner Trustee is a party or in respect of all or any part of the Trust Estate as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Documents to be satisfactory to the Owner Trustee, it being understood that without written instructions of the Owner Participant, the Owner Trustee shall not approve any such matter as satisfactory to it; and (iv) subject to the rights of Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, convey all of the Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or net lease the Aircraft to such lessee or lessees and on such terms as shall be designated in such instructions.

          SECTION 5.03. Indemnification. The Owner Trustee shall not be required to take any action under Section 5.01 (other than the giving of the notices referred to therein) or 5.02 hereof unless the Owner Trustee shall have been indemnified by the Owner Participant, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if the Owner Participant shall have directed the Owner Trustee to take any such action or refrain from taking any action, the Owner Participant agrees to furnish such indemnity as shall be required and, in addition to the extent not otherwise paid pursuant to the provisions of the Lease or of the Participation Agreement, to pay the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by the Owner Trustee in connection therewith. The Owner Trustee shall not be required to take any action under Section 5.01 or 5.02 hereof if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary

                                                  [Trust Agreement (1995 777 B)]

to the terms of any of the Operative Documents to which the Owner Trustee is a party, or is otherwise contrary to law.

          SECTION 5.04. No Duties Except as Specified in Trust Agreement or Instructions. The Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with any of the Operative Documents to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, or (to the extent not inconsistent with the provisions of the Trust Indenture) as expressly provided by the terms hereof or in a written instruction from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02 hereof, and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. State Street agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessor Liens attributable to it in its individual capacity which it is required to discharge pursuant to Section 8(g) of the Participation Agreement and otherwise comply with the terms of said Section binding upon it.

          SECTION 5.05. No Action Except Under Specified Documents or Instruction. The Owner Trustee shall have no power, right or authority to, and the Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except
(i) as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02 hereof.


                                  ARTICLE VI

                               THE OWNER TRUSTEE

          SECTION 6.01. Acceptance of Trusts and Duties. State Street accepts the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. The Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. State Street shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence,
(b) its failure (in its

                                                  [Trust Agreement (1995 777 B)]

individual capacity) to perform its obligations under the last sentence of
Section 5.04 hereof and the first sentence of Section 5.01 hereof, (c) for its or the Owner Trustee's failure to use ordinary care to disburse funds, (d) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee in connection with any of the transactions contemplated by the Operative Documents and (e) for liabilities that may result from the inaccuracy of any representation or warranty of it (or from the failure by it to perform any covenant) in Section 6.03 hereof, in Section 4 of the Lease or in Sections 8(b), 8(c) and 8(p) of the Participation Agreement.

          SECTION 6.02. Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Section 5.02 hereof and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04 hereof and the last sentence of Section 9.01(b) hereof, neither the Owner Trustee nor State Street shall have any duty (i) to see to any recording or filing of any Operative Document or of any supplement to any thereof or to see to the maintenance of any such recording or filing or any other filing of reports with the Federal Aviation Administration or other governmental agencies, except that State Street in its individual capacity agrees to comply with the Federal Aviation Administration reporting requirements set forth in 14 CFR
(S)47.45 and 14 CFR (S)47.51, and the Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish the Owner Participant with a copy of) any and all reports relating to the Aircraft which may from time to time be required by the Federal Aviation Administration or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to the Owner Participant copies of all reports and other written information which the Owner Trustee receives from Lessee pursuant to Section 11(c) of the Lease,
(iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Indenture Estate or the Trust Estate, except as provided in Section 8(g) of the Participation Agreement, or (iv) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease. Notwithstanding the foregoing, the Owner Trustee will furnish to the Indenture Trustee and the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease or any other

                                                  [Trust Agreement (1995 777 B)]

Operative Document to the extent that any of the same shall not state on its face or otherwise that it has been so distributed.

          SECTION 6.03. No Representations or Warranties as to Certain Matters. NEITHER THE OWNER TRUSTEE NOR STATE STREET MAKES OR SHALL BE DEEMED TO HAVE MADE
(a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF WHATSOEVER, except that State Street in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it by Lessee and that the Aircraft shall during the Term of the Lease be free of Lessor Liens attributable to State Street in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Document to which the Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein by such party as a representation by State Street in its individual capacity or by the Owner Trustee, as the case may be, and except that State Street in its individual capacity hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Owner Participant of this Trust Agreement) the Operative Documents to which it or the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or the Owner Trustee, as the case may be, and that the Trust Agreement constitutes the legal, valid and binding obligation of State Street or the Owner Trustee, as the case may be, enforceable against State Street or the Owner Trustee, as the case may be, in accordance with its terms.

          SECTION 6.04. No Segregation of Monies; Interest. Monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent provided by law and the Owner Trustee, except as provided in Section 22 of the Lease, shall not be liable for any interest thereon.

          SECTION 6.05. Reliance Upon Certificates, Counsel and Agents. The Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice,

                                                  [Trust Agreement (1995 777 B)]

resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and reasonably believed by it in good faith to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant or Lessee mentioned herein or in any of the Operative Documents to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative and in the name of any such Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within the scope of such person's competence, of any such counsel, accountants or other skilled persons and the Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

          SECTION 6.06. Not Acting in Individual Capacity. In acting hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, the Lease, the Participation Agreement and the Trust Indenture, all persons, other than the Owner Participant, as provided herein, having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except to the extent the Owner Trustee shall expressly agree otherwise in writing.

                                                  [Trust Agreement (1995 777 B)]

          SECTION 6.07. Fees and Compensation. The Owner Trustee shall be entitled to receive compensation, reasonable as regards its responsibilities hereunder, together with reimbursement within three (3) months of its request for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled persons and of all other persons not regularly in its employ). If a Lease Event of Default or Indenture Event of Default shall occur and be continuing or if the Lease or the Trust Indenture is declared to be in default, the Owner Trustee shall be entitled to receive compensation, reasonable as regards its additional responsibilities hereunder, and payment or reimbursement for its expenses as provided above. Pursuant to Section 7(c) of the Participation Agreement and subject to Section 16 thereof, Lessee shall be required to pay the reasonable fees and expenses of the Owner Trustee comprising the compensation and reimbursement of expenses to which the Owner Trustee is entitled under this Section 6.07. Except as otherwise expressly provided in this Trust Agreement and the other Operative Documents, neither the Owner Participant nor the Trust Estate shall have any liability for any such fees and expenses; provided, however, the Owner Participant shall be liable for such additional compensation of the Owner Trustee if the same is attributable to an Indenture Event of Default which is caused solely by the actions or inactions of the Owner Participant; and further provided that the Owner Trustee shall have a Lien upon the Trust Estate for any such fee not paid by Lessee as contemplated by Section 7 of the Participation Agreement and such Lien shall entitle the Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement but shall at all times be subordinated to the Lien of the Trust Indenture.

          SECTION 6.08. Tax Returns. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any other agreement contemplated hereby. The Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participant. The Owner Trustee shall be responsible for causing to be prepared, at the request of the Owner Participant, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns. The Owner Trustee and the Owner Participant, upon request, will furnish each other with all such information as may be reasonably required in connection with the preparation of such income tax returns. The Owner Trustee will give to the Owner Participant, upon request, such periodic information concerning receipts and

                                                  [Trust Agreement (1995 777 B)]

disbursements by it with respect to the Trust Estate as would be helpful to the Owner Participant in preparing its tax returns.


                                  ARTICLE VII

                        INDEMNIFICATION OF STATE STREET
                             BY OWNER PARTICIPANT

          SECTION 7.01. Owner Participant to Indemnify State Street. The Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless State Street in its individual capacity and its successors, assigns, legal representatives, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by State Street in its individual capacity on or measured by any compensation received by State Street in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, and including without limitation any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against State Street in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other person, but only to the extent not otherwise paid or reimbursed by such other person) in any way relating to or arising out of this Trust Agreement or any of the Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee or State Street in its individual capacity hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee or State Street in its individual capacity in the performance or nonperformance of its duties hereunder or under any of the other Operative Documents to which the Owner Trustee is a party or
(b) those claims resulting from the inaccuracy of any representation or warranty of State Street in its individual capacity (or from the failure of State Street in its individual capacity to perform any of its covenants) in Section 6.03 hereof, in Section 4 of the Lease, in Section 8(b), 8(c) or 8(p) of the

                                                  [Trust Agreement (1995 777 B)]

Participation Agreement or elsewhere in any of the other Operative Documents or
(c) as may result from a breach by State Street in its individual capacity of its covenant in the last sentence of Section 5.04 hereof or (d) in the case of the failure to use ordinary care on the part of the Owner Trustee or State Street in its individual capacity in the disbursement of funds or (e) those claims arising under any circumstances or upon any terms where Lessee would not have been required to indemnify the Owner Trustee in its individual capacity pursuant to Section 7(b) or 7(c) of the Participation Agreement (disregarding, for this purpose, Sections 7(b)(ii)(2) (to the extent that such disposition referred to therein results from the Owner Trustee acting in accordance with written instructions of the Owner Participant), 7(b)(ii)(4)(i) (to the extent that it results from the willful misconduct or gross negligence of the Owner Participant to the extent imposed on the Owner Trustee), 7(b)(ii)(7), 7(c)(2) (to the extent that such failure referred to therein results from the Owner Trustee's acting in accordance with written instructions of the Owner Participant), 7(c)(4) (to the extent that such disposition referred to therein results from the Owner Trustee's acting in accordance with written instructions of the Owner Participant), 7(c)(6), 7(c)(8) and 7(c)(10) of the Participation Agreement and disregarding, for this purpose, those claims arising or resulting from any action taken by or inaction of the Owner Trustee in accordance with written instructions of the Owner Participant); provided, however, that the exception set forth in clause (a) of this Section 7.01 shall not apply to any action taken or omission made by the Owner Trustee pursuant to and in accordance with written directions given to the Owner Trustee by the Owner Participant.
The indemnities contained in this Section 7.01 extend to State Street only in its individual capacity and shall not be construed as indemnities of the Trust Indenture Estate or the Trust Estate (except to the extent, if any, that State Street in its individual capacity has been reimbursed by the Trust Indenture Estate or the Trust Estate for amounts covered by the indemnities contained in this Section 7.01). The indemnities contained in this
Section 7.01 shall survive the termination of this Trust Agreement. In addition, if necessary, State Street in its individual capacity shall be entitled to indemnification from the Trust Estate, subject to the Lien of the Trust Indenture, for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee, the Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement; and, to secure the same, State Street in its individual capacity shall have a lien on the Trust Estate, subject to the lien of the Trust Indenture, which shall be prior to any interest therein of the Owner Participant. The payor of any indemnity under this Article

                                                  [Trust Agreement (1995 777 B)]

VII shall be subrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid.


                                  ARTICLE VIII

                  TRANSFER OF THE OWNER PARTICIPANT'S INTEREST

          SECTION 8.01. Transfer of Interest. All provisions of Section 8(l) of the Participation Agreement shall (with the same force and effect as if set forth in full in this Section 8.01) be applicable to any assignment, conveyance or other transfer by the Owner Participant of any of its right, title or interest in and to the Participation Agreement, the Trust Estate or this Trust Agreement. If there is more than one Owner Participant, no assignment, conveyance or other transfer by an Owner Participant of any of its right, title or interest in and to this Trust Agreement or the Trust Estate shall be valid unless each other Owner Participant's prior written consent (which consent may be withheld in the sole discretion of such other Owner Participants) is given to such assignment, conveyance or other transfer.

          SECTION 8.02. Actions of the Owner Participants. If at any time prior to the termination of this Trust Agreement there is more than one Owner Participant, then during such time, if any action is required to be taken by all Owner Participants and whenever any direction, authorization, approval, consent, instruction, or other action is permitted to be given or taken by the Owner Participant it shall be given or taken only upon unanimous agreement of all Owner Participants provided, however, that the termination of this Trust Agreement pursuant to Section 11.01 hereof may be effected upon the election of any Owner Participant.


                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          SECTION 9.01.  Resignation of Owner Trustee; Appointment of Successor.

          (a) Resignation or Removal. The Owner Trustee or any successor Owner Trustee (i) shall resign if required to do so pursuant to Section 8(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days' prior written notice to the Owner Participant, the Indenture Trustee and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In addition, the Owner Participant may

                                                  [Trust Agreement (1995 777 B)]

at any time remove the Owner Trustee without cause by a notice in writing delivered to the Owner Trustee, the Certificate Holders, the Indenture Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In the case of the removal or resignation of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument signed by the Owner Participant, such successor to be approved by Lessee unless an Event of Default shall have occurred and be continuing (which approval shall not be unreasonably withheld). If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee, the Owner Participant, Lessee or the Indenture Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided.

          (b) Execution and Delivery of Documents, etc. Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the Federal Aviation Administration, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) Qualifications. Any successor Owner Trustee, however appointed, shall be a Citizen of the United States and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital

                                                  [Trust Agreement (1995 777 B)]

and surplus of at least $50,000,000 (or the obligations and liabilities of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by an affiliate company having a combined capital and surplus of at least $50,000,000), if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms. Subject to Section 14 of the Participation Agreement, no such successor trustee shall (i) be located in a jurisdiction which creates adverse consequences for the Lessee (unless such circumstances would be created by substantially all jurisdictions where major banking or trust institutions are located) or (ii) charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services (unless the Owner Participant agrees that it and not the Lessee shall be liable for such excess).

          (d) Merger, etc. Any corporation into which State Street may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which State Street shall be a party, or any corporation to which substantially all the corporate trust business of State Street may be transferred, shall, subject to the terms of Section 9.01(c) hereof, be the Owner Trustee hereunder without further act.

          SECTION 9.02. Co-Trustees and Separate Trustees. If at any time it shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or make any claim or bring any suit with respect to the Trust Estate or the Lease, or in the event that the Owner Trustee shall have been requested to do so by the Owner Participant or the Owner Trustee being advised by counsel shall determine that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall be a Citizen of the United States) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee, jointly with the Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, or in case a Lease Event of Default or Indenture Event of Default shall occur and be continuing, the Owner Trustee may act under the

                                                  [Trust Agreement (1995 777 B)]

foregoing provisions of this Section 9.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this
Section 9.02 in either of such contingencies.

          Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

          (A) All powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the Owner Trustee;

          (B) Any other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

          (C) No power given to, or which it is provided hereby may be exercised by, any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

          (D) No trustee hereunder shall be personally liable by reason of any action or omission of any other trustee hereunder;

          (E) The Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and

                                                  [Trust Agreement (1995 777 B)]


     attorney-in-fact for it in such connection in such contingency; and

          (F) No appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of, the Trust Indenture or affect the interests of the Indenture Trustee or the Certificate Holders in the Trust Indenture Estate.


                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

          SECTION 10.01.  Supplements and Amendments and Delivery Thereof.

          (a) Supplements and Amendments. This Trust Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by the Owner Trustee and the Owner Participant. Subject to Section 10.02 hereof and Section 10(B) of the Participation Agreement, the Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Documents to which the Owner Trustee is a party which it is requested to execute by the Owner Participant except that the Owner Trustee shall not execute any such amendment, supplement or other modification which, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained.

          (b) Delivery of Amendments and Supplements to Certain Parties. A signed copy of each amendment or supplement referred to in Section 10.01(a) hereof shall be delivered promptly by the Owner Trustee to Lessee.

          SECTION 10.02. Discretion as to Execution of Documents. Prior to executing any document required to be executed by it pursuant to the terms of
Section 10.01 hereof, the Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the opinion of the Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document.

                                                  [Trust Agreement (1995 777 B)]

          SECTION 10.03. Distribution of Documents. Promptly after the execution by the Owner Trustee of any document entered into pursuant to Section
10.01 hereof, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.


                                   ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01. Termination of Trust Agreement. (a) This Trust Agreement and the Trusts created hereby shall be of no further force or effect upon the earliest of (i) both the final discharge of the Trust Indenture pursuant to Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate, (ii) in accordance with
     Article IV hereof, provided that at such time Lessee and the Owner Participant shall have fully complied with all of the terms of the Lease and the Participation Agreement and (iii) twenty-one years less one day after the death of the last survivor of all of the decedents of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the Trust created hereby shall be or become authorized under applicable law to be valid for a period commencing on the twenty-first anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the Trust created hereby for a period in gross exceeding the period for which this Trust Agreement and the Trust created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the Trust created hereby shall not terminate under this subsection (a) but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable law, until the day proceeding such date as the same shall, under applicable law, cease to be valid. In furtherance of the foregoing, this Trust Agreement and the Trusts created hereby shall not be revoked, modified or terminated except in accordance with the terms hereof and of the Participation Agreement or with the prior written consent of the Indenture Trustee. Upon such termination,

                                                  [Trust Agreement (1995 777 B)]

     all monies or other property or proceeds constituting part of the Trust Estate shall be distributed in accordance with the terms of the Trust Agreement.

          (b) The bankruptcy, death or incapacity of the Owner Participant will not terminate this Trust Agreement, nor entitle such person's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise effect the rights, obligations and liabilities of the parties hereto. No creditor of the Owner Participant shall obtain legal title to or exercise legal or equitable remedies with respect to the Trust Estate as a result of the Owner Participant's status. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to its beneficial interest in the Trust Estate shall operate to terminate this Trust Agreement or the Trusts created hereby.

          SECTION 11.02. Owner Participant Has No Legal Title in Trust Estate. The Owner Participant shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          SECTION 11.03. Assignment, Sale, etc. of Aircraft. Any assignment, sale, transfer or other conveyance of the Aircraft by the Owner Trustee made in accordance with the express terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          SECTION 11.04. Trust Agreement for Benefit of Certain Parties Only. Except for the terms of Section 8(l) of the Participation Agreement incorporated in Article VIII hereof and except as otherwise provided in Article IX and Sections 5.01, 6.07, 10.01 and 11.01 hereof, nothing herein, whether expressed or implied, shall be construed to give any person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the

                                                  [Trust Agreement (1995 777 B)]

sole and exclusive benefit of the Owner Trustee and the Owner Participant.

          SECTION 11.05. Citizenship of the Owner Participant. If at any time there shall be more than one Owner Participant, then any Owner Participant who shall cease to be a Citizen of the United States shall have no voting or similar rights hereunder and shall have no right to direct, influence or limit the exercise of, or to prevent the direction or influence of, or place any limitation on the exercise of, the Owner Trustee's authority or to remove the Owner Trustee.

          SECTION 11.06. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or, if sent by registered or certified mail, three Business Days after being deposited in the mails addressed to the intended recipient thereof in accordance with the provisions of this Section
11.06. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to Lessee, the Owner Trustee, the Indenture Trustee or the Owner Participant, to the respective addresses set forth on Schedule I to the Participation Agreement or (B) if to any Certificate Holder, addressed to such Certificate Holder at its address as set forth in the Loan Certificate register maintained pursuant to the Trust Indenture.

          SECTION 11.07. Severability. Subject to Section 11.12 hereof, any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.08. Waivers, etc. No term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

                                                  [Trust Agreement (1995 777 B)]

          SECTION 11.09. Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10. Binding Effect, etc. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participant, its successors and, to the extent permitted by Article VIII hereof, its assigns.
Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns.

          SECTION 11.11. Headings; References. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.12. Governing Law. This Trust Agreement shall in all respects be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, including all matters of construction, validity and performance.

          SECTION 11.13. Performance by the Owner Participant. Any obligation of the Owner Trustee in its individual capacity or as Owner Trustee hereunder or under any other Operative Document or other document contemplated herein, may be performed by the Owner Participant and any such performance shall not be construed as a revocation of the trust created hereby.



                                 *     *     *

                                                  [Trust Agreement (1995 777 B)]

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              __________________________________

                              By:_______________________________
                              Title:____________________________


                              STATE STREET BANK AND TRUST COMPANY


                              By:_______________________________
                              Title:____________________________

                                                  [Trust Agreement (1995 777 B)]



                                   EXHIBIT A
                                   ---------

                TRUST AGREEMENT AND TRUST INDENTURE AND MORTGAGE
                            SUPPLEMENT (1995 777 B)


          This TRUST AGREEMENT AND TRUST INDENTURE AND MORTGAGE SUPPLEMENT (1995 777 B), dated May __, 1995 (herein called the "Trust Supplement") of STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee"), under the Trust Agreement (1995 777 B), dated as of May 1, 1995 (herein called the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.

                                  WITNESSETH:

          WHEREAS, the Trust Agreement provides for the execution and delivery of one or more supplements thereto substantially in the form hereof, which shall particularly describe the Aircraft (such term and other terms defined in the Trust Indenture referred to below used herein as therein defined) included in the property covered by the Trust Agreement;

          WHEREAS, the Trust Indenture and Mortgage (1995 777 B), dated as of May 1, 1995 (herein called the "Trust Indenture"), between the Owner Trustee and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, as Indenture Trustee (herein called the "Indenture Trustee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

          WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document;

          NOW, THEREFORE, this Trust Supplement witnesseth, that, the Owner Trustee hereby confirms that the Lien of the Trust Indenture over the Trust Indenture Estate includes the following described property:

                                                  [Trust Agreement (1995 777 B)]

                                    AIRFRAME

                      One Airframe Identified as follows:

                                       FAA
                                   Registration      Manufacturer's
Manufacturer           Model          Number         Serial Number
- ------------          -------      ------------      --------------
The Boeing Company    777-222         N766UA             26917

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

                                AIRCRAFT ENGINES

          Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, whether or not such engines shall be installed in or attached to the Airframe or any other airframe, identified as follows:

                                              Manufacturer's
  Manufacturer             Model              Serial Number
- ---------------            ------             --------------
Pratt & Whitney            PW4084                 _______
Pratt & Whitney            PW4084                 _______

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

          As further security for the obligations referred to above and secured by the Trust Indenture and hereby, the Owner Trustee hereby confirms that the Lien of the Trust Indenture over the Trust Indenture Estate includes the Lease Supplement of even date herewith covering the property described above.

          Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the equal and proportionate benefit and security of the holders from time to time of the Loan Certificates outstanding, without any preference, distinction or priority of any one Loan Certificate over any other by reason of series, priority of time of issue, sale, negotiation, date of maturity thereof or

                                                  [Trust Agreement (1995 777 B)]


otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

          This Trust Supplement shall be construed as supplemental to the Trust Indenture and to the Trust Agreement and shall form a part of each, and the Trust Agreement and the Trust Indenture are each hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.



                                 *     *     *

                                                  [Trust Agreement (1995 777 B)]



   IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                              STATE STREET BANK AND TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee,


                              By:_______________________________________________
                                    Title:______________________________________

                                 Doc. No. 1.04
                                Aircraft N189UA

                  --------------------------------------------

                  FIRST AMENDED AND RESTATED TRUST AGREEMENT
                                 (1993 747 A)

                            Dated as of May 1, 1995

                                    between

                             ___________________,
                               Owner Participant


                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                                 Owner Trustee


                  --------------------------------------------


                            United Air Lines, Inc.
                          1993 747 A Equipment Trust
                          One Boeing 747-422 Aircraft


                  --------------------------------------------

                               TABLE OF CONTENTS


                                                                            Page

                                   ARTICLE I

                             DEFINITIONS AND TERMS

SECTION 1.01. Certain Definitions..........................................    1

                                  ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                             DECLARATION OF TRUST

SECTION 2.01. Authority to Execute Documents...............................    3

SECTION 2.02. Declaration of Trust.........................................    3

                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES

SECTION 3.01. Purchase of Certain Rights in the Aircraft...................    3

SECTION 3.02. Conditions Precedent.........................................    4

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

SECTION 4.01. Distribution of Payments.....................................    5

     (a) Payments to the Indenture Trustee.................................    5
     (b) Payments to Owner Trustee; Other Parties..........................    5
     (c) Certain Distributions to the Owner Participant....................    6
     (d) Excluded Payments.................................................    6
     (e) Multiple Owner Participants.......................................    6

SECTION 4.02. Method of Payments...........................................    6

                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

SECTION 5.01. Notice of Event of Default...................................    6

SECTION 5.02. Action Upon Instructions.....................................    7

SECTION 5.03.    Indemnification...................................  8

SECTION 5.04.    No Duties Except as Specified in Trust
                 Agreement or Instructions.........................  8

SECTION 5.05.    No Action Except Under Specified
                 Documents or Instruction..........................  9

                                   ARTICLE VI

                               THE OWNER TRUSTEE

SECTION 6.01.    Acceptance of Trusts and Duties...................   9

SECTION 6.02.    Absence of Certain Duties.........................   9

SECTION 6.03.    No Representations or Warranties
                 as to Certain Matters.............................  10

SECTION 6.04.    No Segregation of Monies; Interest................  11

SECTION 6.05.    Reliance Upon Certificates,
                 Counsel and Agents................................  11

SECTION 6.06.    Not Acting in Individual Capacity.................  12

SECTION 6.07.    Fees and Compensation.............................  12

SECTION 6.08.    Tax Returns.......................................  13

                                  ARTICLE VII

                        INDEMNIFICATION OF STATE STREET
                              BY OWNER PARTICIPANT

SECTION 7.01.    Owner Participant to Indemnify State Street.......  13

                                  ARTICLE VIII

                  TRANSFER OF THE OWNER PARTICIPANT'S INTEREST

SECTION 8.01.    Transfer of Interest..............................  15

SECTION 8.02.    Actions of the Owner Participants.................  15

                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

SECTION 9.01.    Resignation of Owner Trustee;
                 Appointment of Successor..........................  16

          (a)   Resignation or Removal............................   16
          (b)   Execution and Delivery of Documents, etc..........   16
          (c)   Qualifications....................................   17
          (d)   Merger, etc.......................................   17

SECTION 9.02.  Co-Trustees and Separate Trustees..................   18

                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

SECTION 10.01.  Supplements and Amendments
                and Delivery Thereof..............................   19

          (a)   Supplements and Amendments........................   19
          (b)   Delivery of Amendments and Supplements
                to Certain Parties................................   20

SECTION 10.02.  Discretion as to Execution of Documents...........   20

SECTION 10.03.  Distribution of Documents.........................   20

                                   ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.01.  Termination of Trust Agreement....................   20

SECTION 11.02.  Owner Participant Has No Legal Title
                in Trust Estate...................................   22

SECTION 11.03.  Assignment, Sale, etc. of Aircraft................   22

SECTION 11.04.  Trust Agreement for Benefit of
                Certain Parties Only..............................   22

SECTION 11.05.  Citizenship of the Owner Participant..............   22

SECTION 11.06.  Notices...........................................   22

SECTION 11.07.  Severability......................................   23

SECTION 11.08.  Waivers, etc......................................   23

SECTION 11.09.  Counterparts......................................   23

SECTION 11.10.  Binding Effect, etc...............................   23

SECTION 11.11.  Headings; References..............................   23

SECTION 11.12.  Governing Law.....................................   24

SECTION 11.13.   Performance by the Owner Participant.................   24

                                    EXHIBITS

EXHIBIT A      Third Amended and Restated Trust Agreement
               and Trust Indenture and Mortgage Supplement
               (1993 747 A)

            FIRST AMENDED AND RESTATED TRUST AGREEMENT (1993 747 A)


          This FIRST AMENDED AND RESTATED TRUST AGREEMENT (1993 747 A) dated as of May 1, 1995 between ___________________, a Delaware corporation (the "Owner Participant"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (in its individual capacity, "State Street", and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns called the "Owner Trustee") as successor to Wilmington Trust Company ("Original Owner Trustee") amends and restates that certain Trust Agreement (1993 747 A) dated as of April 1, 1993 ("Original Trust Agreement") between the Owner Participant and and the Original Owner Trustee.

                              W I T N E S S E T H:

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning provided thereto in Article I hereof;

          WHEREAS, a counterpart of the Original Trust Agreement was attached to and made a part of Trust Indenture and Mortgage (1993 747 A) dated as of April 1, 1993 between the Original Owner Trustee, and the Owner Participant and was recorded by the Federal Aviation Administration on April 21, 1993 as Conveyance No. FF08935; and

          WHEREAS, the Owner Trustee succeeded to the interests of the Original Owner Trustee pursuant to that certain Assignment and Assumption Agreement dated as of April 15, 1995, between the Owner Trustee and the Original Owner Trustee, a counterpart of which was recorded by the FAA on ____________, 1995 as Conveyance No. ____________; and

          WHEREAS, the Owner Trustee and the Owner Participant desire to amend and restate the Original Trust Agreement in its entirety and the Owner Trustee and the Owner Participant desire and intend that the terms, provisions and agreements herein set forth shall have the same force and effect as though originally executed and delivered in the place of the Original Trust Agreement.


                                   ARTICLE I

                             DEFINITIONS AND TERMS

          SECTION 1.01. Certain Definitions. Unless the context shall otherwise require and except as contained in this Section 1.01, the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease (as hereinafter defined)

                       [First Amended and Restated Trust Agreement (1993 747 A)]

for all purposes hereof. All definitions contained in this Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

     "Actual Knowledge" has the meaning ascribed to such term in the Trust Indenture.

     "Excluded Payments" has the meaning ascribed to such term in the Trust Indenture.

     "Indenture Event of Default" has the meaning ascribed to such term in the Trust Indenture.

     "Lease" means that certain Amended and Restated Lease Agreement (1993 747
A), to be dated as of the date hereof, and to be entered into by the Owner Trustee and Lessee concurrently with the execution and delivery of this Trust Agreement, as said Lease Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Trust Agreement. The term "Lease" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

     "Lease Event of Default" has the meaning which the term "Event of Default" has in the Lease.

     "Owner Participant" shall mean and include (i) ________________, a Delaware corporation, as the original Owner Participant, and (ii) the successors and assigns of __________________.

     "Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, the Lease, any Lease Supplement, the Purchase Agreement and the Owner Trustee's Purchase Agreement, the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale, including, without limitation, all amounts of Basic Rent and Supplemental Rent including without limitation insurance proceeds (other than insurance proceeds payable to or for the benefit of the Owner Trustee, for its own account or in its individual capacity, the Owner Participant, the Certificate Holders or the Indenture Trustee) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to the Owner Participant, to the Indenture Trustee, to the Owner Trustee, in its individual capacity, or to a Certificate Holder, or to any of their respective directors, officers, employees, servants and agents, pursuant to Section 7 of the Participation Agreement).

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Notwithstanding the foregoing, "Trust Estate" shall not include any Excluded Payment.

     "Trust Indenture Estate" has the meaning ascribed to the term "Indenture Estate" in the Trust Indenture.

     "Trust Office" has the meaning ascribed to such term in the Trust
Indenture.

     "Trust Supplement" means a supplement to the Trust Agreement and Trust Indenture in substantially the form of Exhibit A to this Trust Agreement.


                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

          SECTION 2.01. Authority to Execute Documents. The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will on or before the Delivery Date, execute and deliver the Operative Documents to which it is a party and any other agreements, instruments or documents to which the Owner Trustee is a party in the respective forms thereof which are delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery and, subject to the terms hereof, to exercise its rights (upon instructions received from the Owner Participant) and perform its duties under said Operative Documents in accordance with the terms thereof.

          SECTION 2.02. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participant, subject, however, to the provisions of and the Lien created by the Trust Indenture and to the provisions of the Lease and the Participation Agreement.


                                  ARTICLE III

                  PURCHASE OF CERTAIN RIGHTS IN THE AIRCRAFT;
                         ISSUANCE OF LOAN CERTIFICATES

          SECTION 3.01. Purchase of Certain Rights in the Aircraft. The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will, on the Delivery

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Date, subject to due compliance with the terms of Section 3.02 hereof:

          (a) purchase the Aircraft pursuant to the Owner Trustee's Purchase Agreement;

          (b) accept from Lessee the delivery of the Owner Trustee's Bill of Sale and the Owner Trustee's FAA Bill of Sale;

          (c) execute and deliver a Lease Supplement covering the Aircraft;

          (d) execute and deliver a Trust Supplement covering the Aircraft;

          (e) execute, issue and deliver the Loan Certificates in the amounts and otherwise as provided in Section 1 of the Participation Agreement;

          (f) execute and deliver the financing statements referred to in
     Section 4(a)(vi) of the Participation Agreement, together with all other agreements, documents and instruments referred to in Section 4 of the Participation Agreement to which the Owner Trustee is to be a party;

          (g) effect the registration of the Aircraft in the name of the Owner Trustee by filing or causing to be filed with the FAA: (i) the Owner Trustee's FAA Bill of Sale; (ii) an application for registration of the Aircraft in the name of the Owner Trustee (including without limitation an affidavit from the Owner Trustee in compliance with the provisions of 14 C.F.R. (S) 47.7(c)(2)(ii)); and (iii) this Trust Agreement; and

          (h) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Owner Participant, as the Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby.

          SECTION 3.02. Conditions Precedent. The rights and obligations of the Owner Trustee to take the actions required by Section 3.01 hereof with respect to the Aircraft shall be subject to the following conditions precedent:
(a) the Owner Participant shall have made the full amount of its Commitment set forth in Schedule II to the Participation Agreement available to the Owner Trustee, in immediately available funds, in accordance with Sections 1 and 2 of the Participation Agreement; and (b) the Owner Participant shall have notified the Owner Trustee that the

                       [First Amended and Restated Trust Agreement (1993 747 A)]

terms and conditions of Section 4 of the Participation Agreement, insofar as they relate to conditions precedent to performance by the Owner Participant of its obligations thereunder, shall have been either fulfilled to the satisfaction of or waived by the Owner Participant. The Owner Participant shall, by instructing the Owner Trustee to release the funds then held by the Owner Trustee as provided in Section 2 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.


                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          SECTION 4.01.  Distribution of Payments.

          (a) Payments to the Indenture Trustee. Until the Trust Indenture shall have been discharged pursuant to Section 10.01 thereof, all Basic Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Payments and other than payments received from the Indenture Trustee under the Trust Indenture) payable to the Owner Trustee shall be payable directly to the Indenture Trustee (and any of the same which are received by the Owner Trustee shall upon receipt be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind) for distribution in accordance with the provisions of Article 3 of the Trust Indenture; provided, however, that any payments received by the Owner Trustee from (i) the Lessee with respect to the Owner Trustee's fees and disbursements, or (ii) the Owner Participant pursuant to Article VII hereof shall not be paid over to the Indenture Trustee but shall be retained by the Owner Trustee and applied toward the purpose for which such payments were made.

          (b) Payments to Owner Trustee; Other Parties. After the Trust Indenture shall have been discharged pursuant to Section 10.01 thereof, any payment of the type referred to in Section 4.01(a) hereof (other than Excluded Payments) received by the Owner Trustee, any payments received from the Indenture Trustee other than as specified in Section 4.01(d) hereof and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse the Owner Trustee for any expenses not otherwise reimbursed as to which the Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; second,

                       [First Amended and Restated Trust Agreement (1993 747 A)]

so much of the remainder for which provision as to the application thereof is contained in the Lease or any of the other Operative Documents shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and third, the balance, if any, shall be paid to the Owner Participant.

          (c) Certain Distributions to the Owner Participant. All amounts from time to time distributable by the Indenture Trustee to the Owner Participant pursuant to the Trust Indenture shall, if paid to the Owner Trustee, be distributed by the Owner Trustee to the Owner Participant in accordance with the provisions of Article 3 of the Trust Indenture.

          (d) Excluded Payments. Any Excluded Payments received by the Owner Trustee shall be paid by the Owner Trustee to the Person to whom such Excluded Payments are payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Lease.

          (e) Multiple Owner Participants. If as a result of a transfer by an Owner Participant under Section 8.01 of this Trust Agreement, there is more than one Owner Participant hereunder, each such Owner Participant shall hold in proportion to its respective beneficial interest in the Trust Estate, an undivided beneficial interest in the entire Trust Estate and is entitled to receive ratably with any other Owner Participant payments distributable by the Owner Trustee hereunder. No Owner Participant shall have legal title to the Aircraft or any other portion of the Trust Estate.

          SECTION 4.02. Method of Payments. The Owner Trustee shall make distributions or cause distributions to be made to the Owner Participant pursuant to this Article IV by transferring by wire transfer in immediately available funds on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by the Owner Trustee by 12:00 noon, New York City time), the amount to be distributed as provided in
Schedule I to the Participation Agreement or to such account or accounts of the Owner Participant as the Owner Participant may designate from time to time in writing to the Owner Trustee.


                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          SECTION 5.01. Notice of Event of Default. If the Owner Trustee shall have knowledge of a Lease Event of Default or

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Indenture Event of Default (or an event which with the passage of time or the giving of notice or both would constitute a Lease Event of Default or an Indenture Event of Default), the Owner Trustee shall give to the Owner Participant and Lessee prompt telephonic or telecopier notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid, provided that
(i) in the case of an event which with the passage of time would constitute an Indenture Event of Default referred to in paragraph (b) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event and (ii) in the case of a misrepresentation by the Owner Trustee which with the passage of time would constitute an Indenture Event of Default referred to in paragraph
(d) of Section 8.01 of the Trust Indenture, such notice shall in no event be furnished later than ten (10) days after the Owner Trustee shall first have knowledge of such event. The notice shall set forth in reasonable detail the facts or circumstances known to it with respect to such Lease Event of Default or Indenture Event of Default. Subject to the terms of Section 5.03 hereof, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Trust Indenture, with respect to such Lease Event of Default, Indenture Event of Default or other event as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement, the Lease and the other Operative Documents, in the absence of Actual Knowledge by a responsible officer of the Trust Office of the Owner Trustee in his or her capacity as such, the Owner Trustee shall not be deemed to have knowledge of a Lease Event of Default, Indenture Event of Default or other event referred to in this Section 5.01 unless notified in writing by the Indenture Trustee, the Owner Participant or Lessee.

          SECTION 5.02. Action Upon Instructions. Subject to the terms of Sections 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions, not inconsistent with the provisions of the Lease and the Trust Indenture, as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or take such other actions under any of the Operative Documents to which the Owner Trustee is a party or in respect of all or any part of the Trust Estate as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Documents to be satisfactory to the Owner Trustee, it being understood that without written instructions of the Owner Participant, the Owner Trustee shall not approve any

                       [First Amended and Restated Trust Agreement (1993 747 A)]

such matter as satisfactory to it; and (iv) subject to the rights of Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, convey all of the Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or net lease the Aircraft to such lessee or lessees and on such terms as shall be designated in such instructions.

          SECTION 5.03. Indemnification. The Owner Trustee shall not be required to take any action under Section 5.01 (other than the giving of the notices referred to therein) or 5.02 hereof unless the Owner Trustee shall have been indemnified by the Owner Participant, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if the Owner Participant shall have directed the Owner Trustee to take any such action or refrain from taking any action, the Owner Participant agrees to furnish such indemnity as shall be required and, in addition to the extent not otherwise paid pursuant to the provisions of the Lease or of the Participation Agreement, to pay the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by the Owner Trustee in connection therewith. The Owner Trustee shall not be required to take any action under Section 5.01 or 5.02 hereof if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Documents to which the Owner Trustee is a party, or is otherwise contrary to law.

          SECTION 5.04. No Duties Except as Specified in Trust Agreement or Instructions. The Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with any of the Operative Documents to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, or (to the extent not inconsistent with the provisions of the Trust Indenture) as expressly provided by the terms hereof or in a written instruction from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02 hereof, and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. State Street agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary to duly discharge

                       [First Amended and Restated Trust Agreement (1993 747 A)]

and satisfy in full all Lessor Liens attributable to it in its individual capacity which it is required to discharge pursuant to Section 8(g) of the Participation Agreement and otherwise comply with the terms of said Section binding upon it.

          SECTION 5.05. No Action Except Under Specified Documents or Instruction. The Owner Trustee shall have no power, right or authority to, and the Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except
(i) as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02 hereof.


                                   ARTICLE VI

                               THE OWNER TRUSTEE

          SECTION 6.01. Acceptance of Trusts and Duties. State Street accepts the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. The Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. State Street shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence,
(b) its failure (in its individual capacity) to perform its obligations under the last sentence of Section 5.04 hereof and the first sentence of Section 5.01 hereof, (c) for its or the Owner Trustee's failure to use ordinary care to disburse funds, (d) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee in connection with any of the transactions contemplated by the Operative Documents and (e) for liabilities that may result from the inaccuracy of any representation or warranty of it (or from the failure by it to perform any covenant) in Section 6.03 hereof, in
Section 4 of the Lease or in Sections 8(b), 8(c) and 8(p) of the Participation Agreement.

          SECTION 6.02. Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Section 5.02 hereof and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04 hereof and the last sentence of Section 9.01(b) hereof, neither the Owner Trustee nor State Street shall have any duty (i) to see to any recording or filing of any Operative Document or of any supplement to any thereof or to see to the maintenance of any such recording or filing or any other filing of reports with the

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Federal Aviation Administration or other governmental agencies, except that State Street in its individual capacity agrees to comply with the Federal Aviation Administration reporting requirements set forth in 14 CFR (S)47.45 and 14 CFR (S)47.51, and the Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish the Owner Participant with a copy of) any and all reports relating to the Aircraft which may from time to time be required by the Federal Aviation Administration or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to the Owner Participant copies of all reports and other written information which the Owner Trustee receives from Lessee pursuant to Section 11(c) of the Lease, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Indenture Estate or the Trust Estate, except as provided in Section 8(g) of the Participation Agreement, or (iv) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease. Notwithstanding the foregoing, the Owner Trustee will furnish to the Indenture Trustee and the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease or any other Operative Document to the extent that any of the same shall not state on its face or otherwise that it has been so distributed.

          SECTION 6.03. No Representations or Warranties as to Certain Matters. NEITHER THE OWNER TRUSTEE NOR STATE STREET MAKES OR SHALL BE DEEMED TO HAVE MADE
(a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF WHATSOEVER, except that State Street in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it by Lessee and that the Aircraft shall during the Term of the Lease be free of Lessor Liens attributable to State Street in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Document to which the Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any

                       [First Amended and Restated Trust Agreement (1993 747 A)]

such statement is expressly made herein or therein by such party as a representation by State Street in its individual capacity or by the Owner Trustee, as the case may be, and except that State Street in its individual capacity hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Owner Participant of this Trust Agreement) the Operative Documents to which it or the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or the Owner Trustee, as the case may be, and that the Trust Agreement constitutes the legal, valid and binding obligation of State Street or the Owner Trustee, as the case may be, enforceable against State Street or the Owner Trustee, as the case may be, in accordance with its terms.

          SECTION 6.04. No Segregation of Monies; Interest. Monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent provided by law and the Owner Trustee, except as provided in Section 22 of the Lease, shall not be liable for any interest thereon.

          SECTION 6.05. Reliance Upon Certificates, Counsel and Agents. The Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and reasonably believed by it in good faith to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant or Lessee mentioned herein or in any of the Operative Documents to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by the Chairman of the Board, the President, any Vice President or any other duly authorized officer or representative and in the name of any such Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by the Chairman of the Board, the President, any Vice President or any other duly authorized

                       [First Amended and Restated Trust Agreement (1993 747 A)]

officer or representative of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within the scope of such person's competence, of any such counsel, accountants or other skilled persons and the Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

          SECTION 6.06. Not Acting in Individual Capacity. In acting hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, the Lease, the Participation Agreement and the Trust Indenture, all persons, other than the Owner Participant, as provided herein, having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except to the extent the Owner Trustee shall expressly agree otherwise in writing.

          SECTION 6.07. Fees and Compensation. The Owner Trustee shall be entitled to receive compensation, reasonable as regards its responsibilities hereunder, together with reimbursement within three (3) months of its request for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled persons and of all other persons not regularly in its employ). If a Lease Event of Default or Indenture Event of Default shall occur and be continuing or if the Lease or the Trust Indenture is declared to be in default, the Owner Trustee shall be entitled to receive compensation, reasonable as regards its additional responsibilities hereunder, and payment or reimbursement for its expenses as provided above. Pursuant to Section 7(c) of the Participation Agreement and subject to Section 16 thereof, Lessee shall be required to pay the reasonable fees and expenses of the Owner Trustee comprising the compensation and reimbursement of expenses to which the Owner Trustee is entitled under this Section 6.07. Except as otherwise expressly provided in this Trust Agreement and the other Operative Documents, neither the

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Owner Participant nor the Trust Estate shall have any liability for any such fees and expenses; provided, however, the Owner Participant shall be liable for such additional compensation of the Owner Trustee if the same is attributable to an Indenture Event of Default which is caused solely by the actions or inactions of the Owner Participant; and further provided that the Owner Trustee shall have a Lien upon the Trust Estate for any such fee not paid by Lessee as contemplated by Section 7 of the Participation Agreement and such Lien shall entitle the Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement but shall at all times be subordinated to the Lien of the Trust Indenture.

          SECTION 6.08. Tax Returns. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any other agreement contemplated hereby. The Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participant. The Owner Trustee shall be responsible for causing to be prepared, at the request of the Owner Participant, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns. The Owner Trustee and the Owner Participant, upon request, will furnish each other with all such information as may be reasonably required in connection with the preparation of such income tax returns. The Owner Trustee will give to the Owner Participant, upon request, such periodic information concerning receipts and disbursements by it with respect to the Trust Estate as would be helpful to the Owner Participant in preparing its tax returns.


                                  ARTICLE VII

                        INDEMNIFICATION OF STATE STREET
                              BY OWNER PARTICIPANT

          SECTION 7.01. Owner Participant to Indemnify State Street. The Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless State Street in its individual capacity and its successors, assigns, legal representatives, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by State Street in its individual capacity on or measured by any compensation received by State Street in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, and including without

                       [First Amended and Restated Trust Agreement (1993 747 A)]

limitation any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against State Street in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other person, but only to the extent not otherwise paid or reimbursed by such other person) in any way relating to or arising out of this Trust Agreement or any of the Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee or State Street in its individual capacity hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee or State Street in its individual capacity in the performance or nonperformance of its duties hereunder or under any of the other Operative Documents to which the Owner Trustee is a party or
(b) those claims resulting from the inaccuracy of any representation or warranty of State Street in its individual capacity (or from the failure of State Street in its individual capacity to perform any of its covenants) in Section 6.03 hereof, in Section 4 of the Lease, in Section 8(b), 8(c) or 8(p) of the Participation Agreement or elsewhere in any of the other Operative Documents or
(c) as may result from a breach by State Street in its individual capacity of its covenant in the last sentence of Section 5.04 hereof or (d) in the case of the failure to use ordinary care on the part of the Owner Trustee or State Street in its individual capacity in the disbursement of funds or (e) those claims arising under any circumstances or upon any terms where Lessee would not have been required to indemnify the Owner Trustee in its individual capacity pursuant to Section 7(b) or 7(c) of the Participation Agreement (disregarding, for this purpose, Sections 7(b)(ii)(2) (to the extent that such disposition referred to therein results from the Owner Trustee acting in accordance with written instructions of the Owner Participant), 7(b)(ii)(4)(i) (to the extent that it results from the willful misconduct or gross negligence of the Owner Participant to the extent imposed on the Owner Trustee), 7(b)(ii)(7), 7(c)(2) (to the extent that such failure referred to therein results from the Owner Trustee's acting in accordance with written instructions of the Owner Participant), 7(c)(4) (to the extent that such disposition referred to therein results from the Owner Trustee's acting in accordance with written instructions of the Owner Participant), 7(c)(6), 7(c)(8) and

                       [First Amended and Restated Trust Agreement (1993 747 A)]

7(c)(10) of the Participation Agreement and disregarding, for this purpose, those claims arising or resulting from any action taken by or inaction of the Owner Trustee in accordance with written instructions of the Owner Participant); provided, however, that the exception set forth in clause (a) of this Section
7.01 shall not apply to any action taken or omission made by the Owner Trustee pursuant to and in accordance with written directions given to the Owner Trustee by the Owner Participant. The indemnities contained in this Section 7.01 extend to State Street only in its individual capacity and shall not be construed as indemnities of the Trust Indenture Estate or the Trust Estate (except to the extent, if any, that State Street in its individual capacity has been reimbursed by the Trust Indenture Estate or the Trust Estate for amounts covered by the indemnities contained in this Section 7.01). The indemnities contained in this
Section 7.01 shall survive the termination of this Trust Agreement. In addition, if necessary, State Street in its individual capacity shall be entitled to indemnification from the Trust Estate, subject to the Lien of the Trust Indenture, for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this
Section 7.01 to the extent not reimbursed by Lessee, the Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement; and, to secure the same, State Street in its individual capacity shall have a lien on the Trust Estate, subject to the lien of the Trust Indenture, which shall be prior to any interest therein of the Owner Participant. The payor of any indemnity under this Article VII shall be subrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid.


                                  ARTICLE VIII

                  TRANSFER OF THE OWNER PARTICIPANT'S INTEREST

          SECTION 8.01. Transfer of Interest. All provisions of Section 8(l) of the Participation Agreement shall (with the same force and effect as if set forth in full in this Section 8.01) be applicable to any assignment, conveyance or other transfer by the Owner Participant of any of its right, title or interest in and to the Participation Agreement, the Trust Estate or this Trust Agreement. If there is more than one Owner Participant, no assignment, conveyance or other transfer by an Owner Participant of any of its right, title or interest in and to this Trust Agreement or the Trust Estate shall be valid unless each other Owner Participant's prior written consent (which consent may be withheld in the sole discretion of such other Owner Participants) is given to such assignment, conveyance or other transfer.

                       [First Amended and Restated Trust Agreement (1993 747 A)]

          SECTION 8.02. Actions of the Owner Participants. If at any time prior to the termination of this Trust Agreement there is more than one Owner Participant, then during such time, if any action is required to be taken by all Owner Participants and whenever any direction, authorization, approval, consent, instruction, or other action is permitted to be given or taken by the Owner Participant it shall be given or taken only upon unanimous agreement of all Owner Participants; provided, however, that the termination of this Trust Agreement pursuant to Section 11.01 hereof may be effected upon the election of any Owner Participant.


                                   ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          SECTION 9.01.  Resignation of Owner Trustee; Appointment of Successor.

          (a) Resignation or Removal. The Owner Trustee or any successor Owner Trustee (i) shall resign if required to do so pursuant to Section 8(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days' prior written notice to the Owner Participant, the Indenture Trustee and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In addition, the Owner Participant may at any time remove the Owner Trustee without cause by a notice in writing delivered to the Owner Trustee, the Certificate Holders, the Indenture Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In the case of the removal or resignation of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument signed by the Owner Participant, such successor to be approved by Lessee unless an Event of Default shall have occurred and be continuing (which approval shall not be unreasonably withheld). If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee, the Owner Participant, Lessee or the Indenture Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided.

          (b) Execution and Delivery of Documents, etc. Any successor Owner Trustee, however appointed, shall execute and

                       [First Amended and Restated Trust Agreement (1993 747 A)]

deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the Federal Aviation Administration, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) Qualifications. Any successor Owner Trustee, however appointed, shall be a Citizen of the United States and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $50,000,000 (or the obligations and liabilities of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by an affiliate company having a combined capital and surplus of at least $50,000,000), if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms. Subject to Section 14 of the Participation Agreement, no such successor trustee shall (i) be located in a jurisdiction which creates adverse consequences for the Lessee (unless such circumstances would be created by substantially all jurisdictions where major banking or trust institutions are located) or (ii) charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services (unless the Owner Participant agrees that it and not the Lessee shall be liable for such excess).

          (d) Merger, etc. Any corporation into which State Street may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which State Street shall be a party, or any corporation to which substantially all the

                       [First Amended and Restated Trust Agreement (1993 747 A)]

corporate trust business of State Street may be transferred, shall, subject to the terms of Section 9.01(c) hereof, be the Owner Trustee hereunder without further act.

          SECTION 9.02. Co-Trustees and Separate Trustees. If at any time it shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or make any claim or bring any suit with respect to the Trust Estate or the Lease, or in the event that the Owner Trustee shall have been requested to do so by the Owner Participant or the Owner Trustee being advised by counsel shall determine that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall be a Citizen of the United States) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee, jointly with the Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, or in case a Lease Event of Default or Indenture Event of Default shall occur and be continuing, the Owner Trustee may act under the foregoing provisions of this Section 9.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this
Section 9.02 in either of such contingencies.

          Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

          (A) All powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the Owner Trustee;

          (B) Any other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to

                       [First Amended and Restated Trust Agreement (1993 747 A)]

     the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

          (C) No power given to, or which it is provided hereby may be exercised by, any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

          (D) No trustee hereunder shall be personally liable by reason of any action or omission of any other trustee hereunder;

          (E) The Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact for it in such connection in such contingency; and

          (F) No appointment of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of, the Trust Indenture or affect the interests of the Indenture Trustee or the Certificate Holders in the Trust Indenture Estate.


                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

          SECTION 10.01.  Supplements and Amendments and Delivery Thereof.

          (a) Supplements and Amendments. This Trust Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by the Owner Trustee and the Owner Participant. Subject to Section 10.02 hereof and Section

                       [First Amended and Restated Trust Agreement (1993 747 A)]

10(B) of the Participation Agreement, the Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Documents to which the Owner Trustee is a party which it is requested to execute by the Owner Participant except that the Owner Trustee shall not execute any such amendment, supplement or other modification which, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained.

          (b) Delivery of Amendments and Supplements to Certain Parties. A signed copy of each amendment or supplement referred to in Section 10.01(a) hereof shall be delivered promptly by the Owner Trustee to Lessee.

          SECTION 10.02. Discretion as to Execution of Documents. Prior to executing any document required to be executed by it pursuant to the terms of
Section 10.01 hereof, the Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the opinion of the Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document.

          SECTION 10.03. Distribution of Documents. Promptly after the execution by the Owner Trustee of any document entered into pursuant to Section
10.01 hereof, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.


                                   ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01. Termination of Trust Agreement. (a) This Trust Agreement and the Trusts created hereby shall be of no further force or effect upon the earliest of (i) both the final discharge of the Trust Indenture pursuant to Section 10.01 thereof, the termination of the Lease pursuant to its terms and the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate, (ii) in accordance with
     Article IV

                       [First Amended and Restated Trust Agreement (1993 747 A)]

     hereof, provided that at such time Lessee and the Owner Participant shall have fully complied with all of the terms of the Lease and the Participation Agreement and (iii) twenty-one years less one day after the death of the last survivor of all of the decedents of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the Trust created hereby shall be or become authorized under applicable law to be valid for a period commencing on the twenty-first anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the Trust created hereby for a period in gross exceeding the period for which this Trust Agreement and the Trust created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the Trust created hereby shall not terminate under this subsection (a) but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable law, until the day proceeding such date as the same shall, under applicable law, cease to be valid. In furtherance of the foregoing, this Trust Agreement and the Trusts created hereby shall not be revoked, modified or terminated except in accordance with the terms hereof and of the Participation Agreement or with the prior written consent of the Indenture Trustee. Upon such termination, all monies or other property or proceeds constituting part of the Trust Estate shall be distributed in accordance with the terms of the Trust Agreement.

          (b) The bankruptcy, death or incapacity of the Owner Participant will not terminate this Trust Agreement, nor entitle such person's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise effect the rights, obligations and liabilities of the parties hereto. No creditor of the Owner Participant shall obtain legal title to or exercise legal or equitable remedies with respect to the Trust Estate as a result of the Owner Participant's status. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to its beneficial interest in the Trust Estate shall operate to terminate this Trust Agreement or the Trusts created hereby.

          SECTION 11.02. Owner Participant Has No Legal Title in Trust Estate. The Owner Participant shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          SECTION 11.03. Assignment, Sale, etc. of Aircraft. Any assignment, sale, transfer or other conveyance of the Aircraft by the Owner Trustee made in accordance with the express terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          SECTION 11.04. Trust Agreement for Benefit of Certain Parties Only. Except for the terms of Section 8(l) of the Participation Agreement incorporated in Article VIII hereof and except as otherwise provided in Article IX and Sections 5.01, 6.07, 10.01 and 11.01 hereof, nothing herein, whether expressed or implied, shall be construed to give any person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participant.

          SECTION 11.05. Citizenship of the Owner Participant. If at any time there shall be more than one Owner Participant, then any Owner Participant who shall cease to be a Citizen of the United States shall have no voting or similar rights hereunder and shall have no right to direct, influence or limit the exercise of, or to prevent the direction or influence of, or place any limitation on the exercise of, the Owner Trustee's authority or to remove the Owner Trustee.

          SECTION 11.06. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or, if sent by registered or certified mail, three Business Days after being deposited in the mails addressed to the intended recipient thereof in accordance with the provisions of this Section
11.06.  Unless otherwise specified in a notice sent or delivered in

                       [First Amended and Restated Trust Agreement (1993 747 A)]

accordance with the foregoing provisions of this Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to Lessee, the Owner Trustee, the Indenture Trustee or the Owner Participant, to the respective addresses set forth on Schedule I to the Participation Agreement or (B) if to any Certificate Holder, addressed to such Certificate Holder at its address as set forth in the Loan Certificate register maintained pursuant to the Trust Indenture.

          SECTION 11.07. Severability. Subject to Section 11.12 hereof, any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.08. Waivers, etc. No term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

          SECTION 11.09. Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10. Binding Effect, etc. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Owner Participant, its successors and, to the extent permitted by Article VIII hereof, its assigns.
Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns.

          SECTION 11.11. Headings; References. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.12. Governing Law. This Trust Agreement shall in all respects be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, including all matters of construction, validity and performance.

                       [First Amended and Restated Trust Agreement (1993 747 A)]

          SECTION 11.13. Performance by the Owner Participant. Any obligation of the Owner Trustee in its individual capacity or as Owner Trustee hereunder or under any other Operative Document or other document contemplated herein, may be performed by the Owner Participant and any such performance shall not be construed as a revocation of the trust created hereby.



                                 *     *     *

                       [First Amended and Restated Trust Agreement (1993 747 A)]

    IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              _______________________________


                              By:_______________________________
                              Title:____________________________


                              STATE STREET BANK AND TRUST COMPANY


                              By:_______________________________
                              Title:____________________________

                       [First Amended and Restated Trust Agreement (1993 747 A)]

                                   EXHIBIT A
                                   ---------

                   THIRD AMENDED AND RESTATED TRUST AGREEMENT
            AND TRUST INDENTURE AND MORTGAGE SUPPLEMENT (1993 747 A)


          This THIRD AMENDED AND RESTATED TRUST AGREEMENT AND TRUST INDENTURE AND MORTGAGE SUPPLEMENT (1993 747 A), dated May __, 1995 (herein called the "Trust Supplement") of STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee"), under the First Amended and Restated Trust Agreement (1993 747 A), dated as of May 1, 1995 (herein called the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.

                                  WITNESSETH:

          WHEREAS, the Trust Agreement provides for the execution and delivery of one or more supplements thereto substantially in the form hereof, which shall particularly describe the Aircraft (such term and other terms defined in the Trust Indenture referred to below used herein as therein defined) included in the property covered by the Trust Agreement;

          WHEREAS, Wilmington Trust Company (herein called the "Original Owner Trustee") and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (herein called the "Original Indenture Trustee"), have entered into that certain Trust Indenture and Mortgage (1993 747
A) dated as of April 1, 1993 (the "Original Trust Indenture"), which Original Trust Indenture was recorded with the Federal Aviation Administration on April 21, 1993 under Conveyance No. FF08935;

          WHEREAS, the Original Owner Trustee and the Original Indenture Trustee have entered into that certain First Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated as of April 1, 1993 (such First Amended and Restated Trust Indenture and Mortgage, as supplemented by First Amended and Restated Trust Agreement and Trust Indenture and Mortgage Supplement (the "First Amended and Restated Trust Supplement"), being referred to herein as the "First Amended and Restated Trust Indenture") which First Amended and Restated Trust Indenture was recorded with the Federal Aviation Administration on May 6, 1993 under Conveyance No. VV003010;

          WHEREAS, the Original Owner Trustee and the Original Indenture Trustee have entered into that certain Second Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated as of July 1, 1994, as supplemented by Second Amended and Restated

                       [First Amended and Restated Trust Agreement (1993 747 A)]

Trust Agreement and Trust Indenture and Mortgage Supplement (the "Second Amended and Restated Trust Supplement"), was recorded with the Federal Aviation Administration on August 10, 1994 under Conveyance No. FF006617, as amended by the First Amendment to Second Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated September 27, 1994 between the Original Owner Trustee and the Original Indenture Trustee was recorded with the Federal Aviation Administration on November 2, 1994 under Conveyance No. JJ12459 (the Second Amended and Restated Trust Indenture and Mortgage, as supplemented by the Second Amended and Restated Trust Supplement and as amended by the First Amendment to Second Amended and Restated Trust Indenture and Mortgage being referred to herein as the "Second Amended and Restated Trust Indenture");

          WHEREAS, the Trust Indenture and Mortgage (1993 747 A), dated as of May 1, 1995 (herein called the "Trust Indenture"), between the Owner Trustee and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, as Indenture Trustee (herein called the "Indenture Trustee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

          WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document;

          NOW, THEREFORE, this Trust Supplement witnesseth, that, the Owner Trustee hereby confirms that the Lien of the Trust Indenture over the Trust Indenture Estate includes the following described property:

                                    AIRFRAME

                      One Airframe Identified as follows:

                                           FAA
                                       Registration      Manufacturer's
   Manufacturer             Model         Number          Serial Number
   ------------             -----      ------------      --------------

The Boeing Company         747-422         N189UA             26878

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed

                       [First Amended and Restated Trust Agreement (1993 747 A)]

therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

                                AIRCRAFT ENGINES

          Four aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, whether or not such engines shall be installed in or attached to the Airframe or any other airframe, identified as follows:

                                                         Manufacturer's
  Manufacturer                      Model                Serial Number
- -----------------                   ------               --------------

Pratt & Whitney                     PW4056                   P727301
Pratt & Whitney                     PW4056                   P727302
Pratt & Whitney                     PW4056                   P727303
Pratt & Whitney                     PW4056                   P727304

together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, but where title to which remains vested in the Owner Trustee in accordance with the Lease.

          As further security for the obligations referred to above and secured by the Trust Indenture and hereby, the Owner Trustee hereby confirms that the Lien of the Trust Indenture over the Trust Indenture Estate includes the Lease Supplement of even date herewith covering the property described above.

          Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the equal and proportionate benefit and security of the holders from time to time of the Loan Certificates outstanding, without any preference, distinction or priority of any one Loan Certificate over any other by reason of series, priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

          This Trust Supplement shall be construed as supplemental to the Trust Indenture and to the Trust Agreement and shall form a part of each, and the Trust Agreement and the Trust Indenture are each hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

                       [First Amended and Restated Trust Agreement (1993 747 A)]


                                 *     *     *

                       [First Amended and Restated Trust Agreement (1993 747 A)]

          IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                              STATE STREET BANK AND TRUST
                              COMPANY,
                              not in its individual capacity but
                              solely as Owner Trustee,


                              By: ____________________________________
                                    Title: ___________________________